Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

CitiSM Institutional Liquid Reserves
Class A Shares

CitiSM Institutional Cash Reserves
Class O Shares

CitiSM Institutional U.S. Treasury Reserves
Class A Shares

CitiSM Institutional Tax Free Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Liquid Reserves, CitiSM Institutional Cash
Reserves, CitiSM Institutional U.S. Treasury Reserves and
CitiSM Institutional Tax Free Reserves

The following supplements, and replaces any contrary information in, the Prospectus of each fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

The funds described in this Prospectus are money market funds. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the funds’ investment manager and Western Asset Management Company (“Western Asset”) is the funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Citi Institutional Liquid Reserves

Investments, risks and performance

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 31.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the funds’ investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½CitiSM Institutional Reserves

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying

CitiSM Institutional Reserves½3

assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

4½CitiSM Institutional Reserves

The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

CitiSM Institutional Reserves½5

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class A shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund has authorized three classes of shares. Only Class A shares are offered by this Prospectus. You should note that the performance of a class will vary depending on the expense level for that class.

TOTAL RETURN FOR CITI INSTITUTIONAL LIQUID RESERVES–CLASS A SHARES

6½CitiSM Institutional Reserves

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.65% in third quarter 2000; Lowest: 0.24% in second quarter 2004

Year to date: 2.46% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class A Shares	5.32%	3.17%	3.91%
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	5.06%	2.90%	3.68%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class A shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.17%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.02%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.32%

CitiSM Institutional Reserves½7

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class A Shares	$33	$97	$167	$372

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.20%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will contunue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

8½CitiSM Institutional Reserves

Citi Institutional Cash Reserves

Investments, risks and performance

This summary describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 31.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the funds’ investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

CitiSM Institutional Reserves½9

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a

10½CitiSM Institutional Reserves

security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the

CitiSM Institutional Reserves½11

bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

12½CitiSM Institutional Reserves

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class O shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class O shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund has authorized five classes of shares. Only Class O shares are offered by this Prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

CitiSM Institutional Reserves½13

TOTAL RETURN FOR CITI INSTITUTIONAL CASH RESERVES–CLASS O SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.32% in fourth quarter 2006; Lowest: 0.24% in first quarter 2004

Year to date: 2.37% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	SINCE INCEPTION

Class O Shares	5.27%	3.16%	3.08	%*
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	5.08%	2.94%	**

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*	Class O shares performance information is from October 2, 2002.

**	Performance information for this period is not available.

14½CitiSM Institutional Reserves

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class O shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.20%
Distribution and service (12b-1) fees	0.60%
Other expenses	0.02%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.85%

CitiSM Institutional Reserves½15

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class O Shares	$87	$265	$459	$1,017

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.15%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

16½CitiSM Institutional Reserves

Citi Institutional U.S. Treasury Reserves

Investments, risks and performance

This summary describes Citi Institutional U.S. Treasury Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 31.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund, under normal circumstances, invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds.

Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

Please note that the fund invests in securities through an underlying mutual fund.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal circumstances, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks

CitiSM Institutional Reserves½17

to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s

18½CitiSM Institutional Reserves

Class A shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

TOTAL RETURN FOR CITI INSTITUTIONAL U.S. TREASURY RESERVES–CLASS A SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.54% in fourth quarter 2000; Lowest: 0.17% in first quarter 2004

Year to date: 1.38% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class A Shares	4.42%	2.72%	3.42%
iMoneyNet 100% Institutional US Treasury Rated Money Market Fund Average	4.25%	2.54%	3.30%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

CitiSM Institutional Reserves½19

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class A shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.20%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.01%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.34%

20½CitiSM Institutional Reserves

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class A Shares	$35	$103	$177	$397

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.20%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:
	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.250%
	Next $1 billion	0.225%
	Next $3 billion	0.200%
	Next $5 billion	0.175%
	Over $10 billion	0.150%
[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

CitiSM Institutional Reserves½21

Citi Institutional Tax Free Reserves

Investments, risks and performance

This summary describes Citi Institutional Tax Free Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 31.

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Of course, there is no assurance that the fund will achieve its objectives.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality municipal obligations (“municipal securities”) whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”). This policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to this 80% policy, the fund may invest in high quality securities that pay interest that is subject to federal income tax or

22½CitiSM Institutional Reserves

the AMT. These investments would cause the amount of the fund’s income that is subject to tax to increase.

The fund may invest in participation or other interests in municipal securities that are issued by U.S. and non-U.S. banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in participation interests in municipal securities that are issued by banks and/or backed by bank obligations. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Please note that the fund invests in securities through an underlying mutual fund.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the subadviser’s opinion, are of comparable quality.

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Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term

24½CitiSM Institutional Reserves

instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Certain regulatory risks. There is no guarantee that the income on the fund’s securities will remain exempt from regular federal income taxes or the AMT. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or non-compliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Non-diversified status. Although the fund is a non-diversified mutual fund, which means it may invest its assets in securities of a limited number of issuers, the fund’s operating policy is to comply with the more restrictive diversification requirements applicable to money market funds

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to

CitiSM Institutional Reserves½25

finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject

Some of the fund’s distributions may be subject to regular federal income tax or the AMT and distributions will generally be subject to state and local income taxation.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the fund’s total return for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the

26½CitiSM Institutional Reserves

fund’s average annual total returns and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

TOTAL RETURN FOR CITI INSTITUTIONAL TAX FREE RESERVES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.04% in second quarter 2000; Lowest: 0.18% in third quarter 2003

Year to date: 1.62% (through third quarter 2008)

CitiSM Institutional Reserves½27

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Citi Institutional Tax Free Reserves	3.50%	2.18%	2.55%
iMoneyNet Institutional Tax Free Money Market Funds Average	3.27%	1.94%	2.32%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

28½CitiSM Institutional Reserves

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in the fund, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.24%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.02%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.39%

CitiSM Institutional Reserves½29

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Citi Institutional Tax Free Reserves	$40	$119	$205	$458

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.20%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Tax Free Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

30½CitiSM Institutional Reserves

More on the funds’ investments

The funds’ investment objectives and principal investment strategies are described under each fund’s “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the funds.

Except for Citi Institutional Tax Free Reserves’ policy with respect to its investment in municipal securities, each fund’s investment objectives and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less,

CitiSM Institutional Reserves½31

and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Institutional Tax Free Reserves may invest in taxable money market instruments to the extent consistent with the fund’s investment policies.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie

32½CitiSM Institutional Reserves

Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

Citi Institutional Liquid Reserves, Citi Institutional Cash Reserves and Citi Institutional Tax Free Reserves may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

CitiSM Institutional Reserves½33

Mortgage-backed and asset-backed securities

For each fund other than Institutional U.S. Treasury Reserves. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

For each fund other than Institutional U.S. Treasury Reserves. Municipal securities include general obligation bonds, revenue

34½CitiSM Institutional Reserves

bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be

CitiSM Institutional Reserves½35

recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

Defensive investing

Institutional Tax Free Reserves. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of high quality taxable money market instruments and short-term debt securities or cash without regard to any percentage limitations.

Institutional U.S. Treasury Reserves. The fund may invest only in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds. In the event of unusual circumstances when these securities are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued U.S Treasury securities is extremely low, or where no interest is paid at all, the fund may hold cash uninvested with respect to some of its assets for a period of time.

Each of the funds may hold cash uninvested and if so, a fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund would not earn income on those assets and the fund’s yield would go down.

If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The funds may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The funds will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in

36½CitiSM Institutional Reserves

the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The funds may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, a fund could reduce the number of its outstanding shares. For example, a fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in a fund, you agree to this reduction should it become necessary.

Investment structure

The funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each fund in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the

CitiSM Institutional Reserves½37

same underlying mutual funds as the funds contained in this Prospectus. These other funds may have lower expenses, and correspondingly higher performance, than some or all of the funds contained in this Prospectus.

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment objective.

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

38½CitiSM Institutional Reserves

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to each fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, each fund paid fees (after waivers and reimbursements) equal to the following percentages of the fund’s average daily net assets for management services:

FUND FEE RATE
Citi Institutional Liquid Reserves	0.09%
Citi Institutional Cash Reserves	0.09%
Citi Institutional U.S. Treasury Reserves	0.19%
Citi Institutional Tax Free Reserves	0.17%

CitiSM Institutional Reserves½39

Institutional Liquid Reserves pays management fees, before waivers, at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion.

Institutional Cash Reserves pays management fees, before waivers, of 0.20% of the fund’s average daily net assets.

Institutional U.S. Treasury Reserves pays management fees, before waivers, at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion.

Institutional Tax Free Reserves pays management fees, before waivers, at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion.

A discussion regarding the basis of the Board’s approval of each fund’s management agreement and subadvisory agreement is available in the fund’s semi-annual report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

The funds have adopted shareholder services and distribution plans for Class A shares of Institutional Liquid Reserves, for Institutional U.S. Treasury Reserves, for Class O shares of Institutional Cash Reserves and for Institutional Tax Free Reserves. Under the plans, each fund pays distribution and/or service fees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to 0.10% (other than for Class O shares of Institutional Cash Reserves) and 0.60% for Class O

40½CitiSM Institutional Reserves

shares of Institutional Cash Reserves. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

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Buying shares

Shares of the funds are offered continuously and purchases may be made on any day the funds are open for business, as described under “Share price/Fund business days” below. The funds do not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (called “Service Agents”)

•	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the funds are open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

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Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through a fund	Investors should contact the funds at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of a fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

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Exchanging shares

Generally

You may exchange shares of a fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the funds are open for business, as described under “Share price/Fund business days” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the funds are open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the funds. The SAI also contains further information.

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Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the funds are open for business, as described under “Share price/Fund business days” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which your redemption request in proper form is received, or if your redemption request is received by the transfer agent after the fund calculates its net asset value on that business day (normally 5:00 p.m. Eastern time in the case of Institutional Cash Reserves, 4:00 p.m. Eastern time in the case of Institutional Liquid Reserves, 2:00 p.m. Eastern time in the case of Institutional U.S. Treasury Reserves, or 12:00 noon Eastern time in the case of Institutional Tax Free Reserves), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

CitiSM Institutional Reserves½45

If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold your shares directly with a fund, write to the co-transfer agent at the following address:
Regular Mail:
Citi Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

46½CitiSM Institutional Reserves

Your written request must provide the following:
	•	The name of the fund, the class of shares to be sold or redeemed, and your account number
	•	The dollar amount or number of shares to be sold or redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with a fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

CitiSM Institutional Reserves½47

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The funds generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the funds.

The funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for such transactions.

The funds have the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

48½CitiSM Institutional Reserves

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, a fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as these funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between a fund’s yield and current market

CitiSM Institutional Reserves½49

yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

United Kingdom investors (Institutional Cash Reserves only)

The Facilities Agent for the fund is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Place Square, Primrose Street, London EC2A 2EN.

The fund has received an order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of the fund’s current Prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the fund and how a shareholder may arrange for the redemption of shares in the fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the manager of the fund. Investors in the fund are not covered by the Financial Services Compensation Scheme.

50½CitiSM Institutional Reserves

Dividends, distributions and taxes

Dividends

Each fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: For Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves, you normally will have to pay federal income tax on any dividends and other distributions you receive from a fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. The funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

For Citi Institutional Tax Free Reserves, the fund expects that most of its net income will be attributable to interest on municipal obligations and as a result, most of the fund’s dividends to you will not be subject to federal income tax. However, the fund may invest from time to time in taxable securities, and certain fund dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that the fund may realize short-term or long-term capital gains or losses. Any distributions from interest earned by Citi Institutional Tax Free Reserves on taxable securities or from any short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains

CitiSM Institutional Reserves½51

over net short-term capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

Fund dividends which Citi Institutional Tax Free Reserves designates as exempt interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying fund shares.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes. Fund dividends that are not taxable to you for federal income tax purposes may still be taxable to you under the income or other tax laws of any state or local taxing authority.

You should consult your tax adviser in this regard.

Foreign Shareholders: Each fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by a fund. For fund taxable years beginning before January 1, 2010, a fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a

52½CitiSM Institutional Reserves

fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short- term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Citi Institutional Tax Free Reserves does not expect to designate any dividends as interest-related dividends or short-term capital dividends. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

CitiSM Institutional Reserves½53

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the funds will be open, and will calculate their NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

Institutional Cash Reserves usually calculates its NAV at 5:00 p.m. Eastern time. Institutional Liquid Reserves usually calculates its NAV at 4:00 p.m. Eastern time. Institutional U.S. Treasury Reserves usually calculates its NAV at 2:00 p.m. Eastern time. Institutional Tax Free Reserves usually calculates its NAV at 12:00 noon Eastern time. On any day when the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, each fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than the time at which a fund calculates its NAV, the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

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For Institutional U.S. Treasury Reserves only: When the Securities Industry and Financial Markets Association (“SIFMA”) recommends an early close to the bond markets on a business day prior to a day on which a national holiday is celebrated, or for any other reason, Institutional U.S. Treasury Reserves will calculate its NAV at 12:00 noon Eastern time on that day. Currently, SIFMA recommends such an early close on the business day before each of the holidays on which the NYSE and the FRBNY are closed, and on the business day following a holiday that occurs on a Thursday.

To determine whether a fund is open for business, please call the funds’ Service Desk at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Except as set forth below, the information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements and financial highlights, is included in each fund’s annual report, which is available upon request. The information in the following tables with respect to Citi Institutional Liquid Reserves for the fiscal year ended August 31, 2004 was audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is for each fund’s predecessor.

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For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI INSTITUTIONAL LIQUID RESERVES–CLASS A
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.039	0.053	0.044	0.025	0.010
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.039	0.053	0.044	0.025	0.010
Less distributions from:
Net investment income	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]
Total distributions	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.98%[3]	5.38%	4.49%	2.50%	1.03%
NET ASSETS, END OF YEAR (MILLIONS)	$11,281	$16,371	$10,261	$22,459	$17,849
Ratios to average net assets:
Gross expenses[4]	0.29%	0.28%[5]	0.31%	0.38%	0.38%
Net expenses[4,6,7]	0.10	0.11 [5]	0.13	0.15	0.16
Net investment income	4.07	5.25	4.25	2.53	1.03

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If Liquid Reserves Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

CitiSM Institutional Reserves½57

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

CITI INSTITUTIONAL CASH RESERVES–CLASS O
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.038	0.052	0.044	0.025	0.010
Net realized gain (loss)	0.000 [1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total income from operations	0.038	0.052	0.044	0.025	0.010
Less distributions from:
Net investment income	(0.038)	(0.052)	(0.044)	(0.025)	(0.010)
Total distributions	(0.038)	(0.052)	(0.044)	(0.025)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.87%	5.35%	4.52%	2.49%	1.02%
NET ASSETS, END OF YEAR (MILLIONS)	$10,184	$4,320	$3,084	$2,809	$2,896
Ratios to average net assets:
Gross expenses[3]	0.82%	0.82%[4]	0.84%	0.84%	0.85%
Net expenses[3,5,6]	0.10	0.15 [4]	0.15	0.15	0.15
Net investment income	3.51	5.22	4.43	2.45	1.03

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class O shares will not exceed 0.15%.

[6]	Reflects fee waivers and/or expense reimbursements.

58½CitiSM Institutional Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

CITI INSTITUTIONAL U.S. TREASURY RESERVES–CLASS A
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.025	0.048	0.040	0.021	0.008
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.025	0.048	0.040	0.021	0.008
Less distributions from:
Net investment income	(0.025)	(0.048)	(0.040)	(0.021)	(0.008)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions	(0.025)	(0.048)	(0.040)	(0.021)	(0.008)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	2.49%	4.86%	4.11%	2.11%	0.77%
NET ASSETS, END OF YEAR (000s)	$12,471,449	$3,951,240	$1,009,627	$574,008	$836,904
Ratios to average net assets:
Gross expenses[3]	0.31%	0.35%[4]	0.38%	0.43%	0.41%
Net expenses[3,5,6]	0.20	0.20 [4]	0.20	0.25	0.25
Net investment income	2.09	4.64	4.11	2.00	0.77

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.34% and 0.19%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the fund will not exceed 0.20%. Prior to August 31, 2006, the expense limitation was 0.25%.

CitiSM Institutional Reserves½59

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

CITI INSTITUTIONAL TAX FREE RESERVES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.025	0.035	0.030	0.018	0.008
Net realized gain (loss)[1]	0.000	0.000	(0.000)	(0.000)	(0.000)
Total income from operations	0.025	0.035	0.030	0.018	0.008
Less distributions from:
Net investment income	(0.025)	(0.035)	(0.030)	(0.018)	(0.008)
Total distributions	(0.025)	(0.035)	(0.030)	(0.018)	(0.008)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	2.49%	3.51%	3.00%	1.83%	0.83%
NET ASSETS, END OF YEAR (MILLIONS)	$2,302	$1,459	$1,297	$1,853	$1,051
Ratios to average net assets:
Gross expenses[3]	0.36%	0.39%[4]	0.38%	0.45%	0.46%
Net expenses[3,5,6]	0.20	0.20 [4]	0.20	0.20	0.23
Net investment income	2.44	3.46	2.94	1.93	0.82

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the year. Without these fees, the gross and net expense ratios would have been 0.38% and 0.20%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.20%. Prior to April 27, 2004 the voluntary expense limitation was 0.25%.

60½CitiSM Institutional Reserves

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiSM Institutional Liquid Reserves
Class A Shares
CitiSM Institutional Cash Reserves
Class O Shares
CitiSM Institutional U.S. Treasury Reserves
Class A Shares
Citi SM Institutional Tax Free Reserves

You may visit the funds’ website at http://www.leggmason.com/individualinvestors for a free copy of the funds’ Prospectus, Statement of Additional Information (“SAI”) or Annual and Semi-Annual Reports.

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the funds at 1-800-331-1792, or by writing to the funds at Legg Mason Partners Funds, 55 Water St., New York, New York 10041.

Information about the funds (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD02404 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

CitiSM Institutional
Liquid Reserves
Class A Shares

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Liquid Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

CitiSM Institutional Liquid Reserves

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 10.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½CitiSM Institutional Liquid Reserves

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying

CitiSM Institutional Liquid Reserves½3

assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

4½CitiSM Institutional Liquid Reserves

The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

CitiSM Institutional Liquid Reserves½5

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class A shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund has authorized three classes of shares. Only Class A shares are offered by this Prospectus. You should note that the performance of a class will vary depending on the expense level for that class.

6½CitiSM Institutional Liquid Reserves

TOTAL RETURN FOR CITI INSTITUTIONAL LIQUID RESERVES–CLASS A SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.65% in third quarter 2000; Lowest: 0.24% in second quarter 2004

Year to date: 2.46% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class A Shares	5.32%	3.17%	3.91%
iMoneyNet 1st Tier Institutional Taxable Money
Market Funds Average	5.06%	2.90%	3.68%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

CitiSM Institutional Liquid Reserves½7

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class A shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.17%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.02%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.32%

8½CitiSM Institutional Liquid Reserves

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

Class A Shares	$33	$97	$167	$372

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.20%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

CitiSM Institutional Liquid Reserves½9

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

10½CitiSM Institutional Liquid Reserves

be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

CitiSM Institutional Liquid Reserves½11

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home

12½CitiSM Institutional Liquid Reserves

Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation

CitiSM Institutional Liquid Reserves½13

certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

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Defensive investing

The fund may hold cash uninvested and if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

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$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Class A shares of Citi Institutional Liquid Reserves.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.09% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion.

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A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives

18½CitiSM Institutional Liquid Reserves

or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

CitiSM Institutional Liquid Reserves½19

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

20½CitiSM Institutional Liquid Reserves

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact the fund at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

CitiSM Institutional Liquid Reserves½21

Exchanging shares

Generally

You may exchange shares of the fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the fund is open for business, as described under “Share price/Fund business day” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund is open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

22½CitiSM Institutional Liquid Reserves

Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption Proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by the transfer agent after the fund calculates its net asset value on that business day (normally 4:00 p.m. Eastern time), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

CitiSM Institutional Liquid Reserves½23

If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By Mail	Contact your Service Agent, or if you hold your shares directly with the fund, write to the fund at the following address:
Regular Mail:
Citi Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Your written request must provide the following:
• The name of the fund, the class of shares to be sold or redeemed, and your account number
• The dollar amount or number of shares to be sold or redeemed
• Signatures of each owner exactly as the account is registered

24½CitiSM Institutional Liquid Reserves

	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with the fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

CitiSM Institutional Liquid Reserves½25

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

26½CitiSM Institutional Liquid Reserves

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a

CitiSM Institutional Liquid Reserves½27

short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

28½CitiSM Institutional Liquid Reserves

Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

CitiSM Institutional Liquid Reserves½29

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

30½CitiSM Institutional Liquid Reserves

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open, and will calculate its NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 4:00 p.m., Eastern time (when regular trading typically closes on the NYSE). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

CitiSM Institutional Liquid Reserves½31

Financial highlights

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the fiscal years ended August 31, 2008, 2007, 2006 and 2005 has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The information in the following table for the fiscal year ended August 31, 2004 was audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

32½CitiSM Institutional Liquid Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI INSTITUTIONAL LIQUID RESERVES—CLASS A
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.039	0.053	0.044	0.025	0.010
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.039	0.053	0.044	0.025	0.010
Less distributions from:
Net investment income	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]
Total distributions	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.98%[3]	5.38%	4.49%	2.50%	1.03%
NET ASSETS, END OF YEAR (MILLIONS)	$11,281	$16,371	$10,261	$22,459	$17,849
Ratios to average net assets:
Gross expenses[4]	0.29%	0.28%[5]	0.31%	0.38%	0.38%
Net expenses[4,6,7]	0.10	0.11 [5]	0.13	0.15	0.16
Net investment income	4.07	5.25	4.25	2.53	1.03

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If Liquid Reserves Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.20%.

[7]	Reflects fee waivers and/or expense reimbursements.

CitiSM Institutional Liquid Reserves½33

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiSM Institutional Liquid Reserves

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD03310 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

CitiSM Institutional
Cash Reserves
Class I Shares

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Cash Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

CitiSM Institutional Cash Reserves

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

This summary describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 10.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

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Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is

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perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions

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by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

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Performance information

The following bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class L shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual returns for Class L shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The chart and table show the performance of the fund’s Class L shares because the fund’s Class I shares did not have any shares outstanding as of December 31, 2007. Class L shares and Class I shares are invested in the same portfolio of securities, but Class I shares are expected to have higher expenses and would have correspondingly lower annual returns. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The fund has authorized five classes of shares. Only Class I shares are offered by this Prospectus. You should note that the performance of a class will vary, depending upon the expense level for that class.

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TOTAL RETURN FOR CITI INSTITUTIONAL CASH RESERVES–CLASS L SHARES*

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.63% in third quarter 2000; Lowest: 0.23% in first quarter 2004

Year to date: 2.33% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class L Shares*	5.22%	3.10%	3.81%
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	5.08%	2.94%	3.70%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*

Class L shares are not offered in this Prospectus. Class L shares and Class I shares are invested in the same portfolio of securities, but Class I shares are expected to have higher expenses and would have correspondingly lower annual returns.

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Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class I shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.20%
Distribution and service (12b-1) fees	0.35%
Other expenses	0.01%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.59%

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class I Shares	$60	$182	$315	$704

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.45%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expenses cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

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More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

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be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home

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Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation

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certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

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Defensive investing

The fund may hold cash uninvested and if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

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$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Class I shares of Citi Institutional Cash Reserves.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.09% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees of 0.20% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class I shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.35% for Class I shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

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Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact the fund at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

20½CitiSM Institutional Cash Reserves

Exchanging shares

Generally

You may exchange shares of the fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the fund is open for business, as described under “Share price/Fund business day” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund is open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

CitiSM Institutional Cash Reserves½21

Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption Proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by the transfer agent after the fund calculates its net asset value on that business day (normally 5:00 p.m. Eastern time), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

22½CitiSM Institutional Cash Reserves

If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By Mail	Contact your Service Agent, or if you hold your shares directly with the fund, write to the fund at the following address:
Regular Mail:
Citi Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Your written request must provide the following:
• The name of the fund, the class of shares to be sold or redeemed, and your account number
• The dollar amount or number of shares to be sold or redeemed
• Signatures of each owner exactly as the account is registered

CitiSM Institutional Cash Reserves½23

	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with the fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

24½CitiSM Institutional Cash Reserves

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

CitiSM Institutional Cash Reserves½25

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a

26½CitiSM Institutional Cash Reserves

short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

United Kingdom investors

The Facilities Agent for the fund is Western Asset Management Company Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

The fund has received an order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of the fund’s current Prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the fund and how a shareholder may arrange for the redemption of shares in the fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the manager of the fund. Investors in the fund are not covered by the Financial Services Compensation Scheme.

CitiSM Institutional Cash Reserves½27

Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

28½CitiSM Institutional Cash Reserves

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

CitiSM Institutional Cash Reserves½29

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open, and will calculate its NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 5:00 p.m. Eastern time. On any day the NYSE closes early, but the FRBNY remains open for business, the fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 5:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

30½CitiSM Institutional Cash Reserves

Financial highlights

Class I shares are not currently outstanding. The fund has offered Class L shares since October 17, 1997. The table below shows the financial highlights for Class L shares. Class L and Class I shares invest in the same portfolio of securities, but Class I shares are expected to have higher expenses.

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

CitiSM Institutional Cash Reserves½31

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

CLASS L SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.038	0.052	0.044	0.024	0.010
Net realized gain (loss)	0.000 [1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total income from operations	0.038	0.052	0.044	0.024	0.010
Less distributions from:
Net investment income	(0.038)	(0.052)	(0.044)	(0.024)	(0.010)
Total distributions	(0.038)	(0.052)	(0.044)	(0.024)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.82%	5.29%	4.47%	2.44%	0.97%
NET ASSETS, END OF YEAR (MILLIONS)	$622	$823	$516	$579	$673
Ratios to average net assets:
Gross expenses[3]	0.31%	0.32%[4]	0.34%	0.34%	0.35%
Net expenses[3,5,6]	0.15	0.20 [4]	0.20	0.20	0.20
Net investment income	3.86	5.17	4.37	2.40	0.96

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class L shares will not exceed 0.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

32½CitiSM Institutional Cash Reserves

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiSM Institutional Cash Reserves

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD03102 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

CitiSM Institutional
Cash Reserves
Class L Shares

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Cash Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

CitiSM Institutional Cash Reserves

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

This summary describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 10.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½CitiSM Institutional Cash Reserves

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a

CitiSM Institutional Cash Reserves½3

security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the

4½CitiSM Institutional Cash Reserves

bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

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Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class L shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class L shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund has authorized five classes of shares. Only Class L shares are offered by this Prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

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TOTAL RETURN FOR CITI INSTITUTIONAL CASH RESERVES–CLASS L SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.63% in third quarter 2000; Lowest: 0.23% in first quarter 2004

Year to date: 2.33% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Class L Shares	5.22%	3.10%	3.81%
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	5.08%	2.94%	3.70%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

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Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class L shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.20%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.01%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.34%

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class L Shares	$35	$103	$177	$397

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.20%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

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More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

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be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

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Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home

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Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation

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certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

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Defensive investing

The fund may hold cash uninvested and if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an

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investment in the fund more volatile and increase the fund’s overall investment exposure.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Class L shares of Citi Institutional Cash Reserves.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.09% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees of 0.20% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class L shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class L shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

CitiSM Institutional Cash Reserves½19

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact the fund at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

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Exchanging shares

Generally

You may exchange shares of the fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the fund is open for business, as described under “Share price/Fund business day” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund is open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

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Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption Proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by the transfer agent after the fund calculates its net asset value on that business day (normally 5:00 p.m. Eastern time), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

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If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By Mail	Contact your Service Agent, or if you hold your shares directly with the fund, write to the fund at the following address:
Regular Mail:
Citi Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Your written request must provide the following:
• The name of the fund, the class of shares to be sold or redeemed, and your account number
• The dollar amount or number of shares to be sold or redeemed
• Signatures of each owner exactly as the account is registered

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	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with the fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

CitiSM Institutional Cash Reserves½25

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a

26½CitiSM Institutional Cash Reserves

short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

United Kingdom investors

The Facilities Agent for the fund is Western Asset Management Company Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

The fund has received an order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of the fund’s current Prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the fund and how a shareholder may arrange for the redemption of shares in the fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the manager of the fund. Investors in the fund are not covered by the Financial Services Compensation Scheme.

CitiSM Institutional Cash Reserves½27

Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

28½CitiSM Institutional Cash Reserves

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

CitiSM Institutional Cash Reserves½29

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open, and will calculate its NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 5:00 p.m. Eastern time. On any day the NYSE closes early, but the FRBNY remains open for business, the fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 5:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report, which is available upon request. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

CLASS L SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.038	0.052	0.044	0.024	0.010
Net realized gain (loss)	0.000 [1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total income from operations	0.038	0.052	0.044	0.024	0.010
Less distributions from:
Net investment income	(0.038)	(0.052)	(0.044)	(0.024)	(0.010)
Total distributions	(0.038)	(0.052)	(0.044)	(0.024)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.82%	5.29%	4.47%	2.44%	0.97%
NET ASSETS, END OF YEAR (MILLIONS)	$622	$823	$516	$579	$673
Ratios to average net assets:
Gross expenses[3]	0.31%	0.32%[4]	0.34%	0.34%	0.35%
Net expenses[3,5,6]	0.15	0.20 [4]	0.20	0.20	0.20
Net investment income	3.86	5.17	4.37	2.40	0.96

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class L shares will not exceed 0.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

CitiSM Institutional Cash Reserves½31

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiSM Institutional Cash Reserves

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee
by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD03103 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

CitiSM Institutional
Cash Reserves

Class S Shares
CitiSM Premium Liquid
Reserves
CitiSM Premium
U.S. Treasury Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust
Legg Mason Partners Premium
Money Market Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Cash Reserves, CitiSM Premium Liquid Reserves
and CitiSM Premium U.S. Treasury Reserves

The following supplements, and replaces any contrary information in, the Prospectus of each fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

The funds described in this Prospectus are money market funds. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the funds’ investment manager and Western Asset Management Company (“Western Asset”) is the funds’ subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Citi Institutional Cash Reserves

Investments, risks and performance

This summary describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 22.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the funds’ investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½Citi Premium Reserves

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a

Citi Premium Reserves½3

security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the

4½Citi Premium Reserves

bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non- U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Citi Premium Reserves½5

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

•	You are seeking higher returns than usually available from U.S. Treasury money market funds

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class S shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class S shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

The fund has authorized five classes of shares. Only Class S shares are offered by this Prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

6½Citi Premium Reserves

TOTAL RETURN FOR CITI INSTITUTIONAL CASH RESERVES–CLASS S SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.59% in third quarter 2000; Lowest: 0.19% in first quarter 2004

Year to date: 2.22% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	SINCE INCEPTION	INCEPTION DATE

Class S Shares	5.06%	2.95%	3.36%	10/06/99
iMoneyNet AAA-rated 1st Tier Institutional Money Market Funds Average	5.08%	2.94%	*

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*	Performance information for this period is not available.

Citi Premium Reserves½7

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in Class S shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.20%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.02%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.50%

8½Citi Premium Reserves

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Class S Shares	$51	$154	$266	$595

*

Because of a voluntary expense cap, actual operating expenses are not expected to exceed 0.35%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

Citi Premium Reserves½9

Citi Premium Liquid Reserves

Investments, risks and performance

This summary briefly describes Citi Premium Liquid Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 22.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the funds’ investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

10½Citi Premium Reserves

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying

Citi Premium Reserves½11

assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

12½Citi Premium Reserves

The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

Citi Premium Reserves½13

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the fund’s total return for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the fund’s average annual total returns and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

TOTAL RETURN FOR CITI PREMIUM LIQUID RESERVES

14½Citi Premium Reserves

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.60% in fourth quarter 2000; Lowest: 0.18% in second quarter 2004

Year to date: 2.26% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CITI PREMIUM LIQUID RESERVES) (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Citi Premium Liquid Reserves	5.02%	2.90%	3.67%
iMoneyNet 1st Tier Taxable Money Market Funds Average	4.58%	2.52%	3.34%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in shares of Citi Premium Liquid Reserves, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.35%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.05%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.53%

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Citi Premium Liquid Reserves	$54	$163	$282	$632

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.40%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expenses cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses, exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

16½Citi Premium Reserves

Citi Premium U.S. Treasury Reserves

Investments, risks and performance

This summary describes Citi Premium U.S. Treasury Reserves and the principal risks of investing in it. For more information, see “More on the funds’ investments” on page 22.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund, under normal circumstances, invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds.

Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

Please note that the fund invests in securities through an underlying mutual fund.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal circumstances, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

Citi Premium Reserves½17

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the funds’ investments” and in the funds’ Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the funds’ website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if:

•	You are seeking current income

•	You are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

Don’t invest in the fund if:

•	You are seeking long-term growth of capital or high income

18½Citi Premium Reserves

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the fund’s total return for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the fund’s average annual total returns and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

TOTAL RETURN FOR CITI PREMIUM U.S. TREASURY RESERVES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.49% in fourth quarter 2000; Lowest: 0.12% in first quarter 2004

Year to date: 1.19% (through third quarter 2008)

Citi Premium Reserves½19

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	10 YEARS

Citi Premium U.S. Treasury Reserves	4.17%	2.49%	3.21%
iMoneyNet 100% US Treasury Rated
Money Market Funds Average	4.07%	2.34%	3.09%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in shares of Citi Premium U.S. Treasury Reserves, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.35%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.08%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.56%

20½Citi Premium Reserves

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

Citi Premium U.S. Treasury Reserves	$57	$173	$300	$668

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.45%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expenses cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

Citi Premium Reserves½21

More on the funds’ investments

The funds’ investment objectives and principal investment strategies are described under each fund’s “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the funds.

Each fund’s investment objectives and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

22½Citi Premium Reserves

be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Citi Premium Reserves½23

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

Institutional Cash Reserves and Premium Liquid Reserves may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

Institutional Cash Reserves and Premium Liquid Reserves. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National

24½Citi Premium Reserves

Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government- sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Institutional Cash Reserves and Premium Liquid Reserves. Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds,

Citi Premium Reserves½25

tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could

26½Citi Premium Reserves

adversely affect the tax status of municipal securities held by a fund.

Defensive investing

Premium U.S. Treasury Reserves. The fund may invest only in direct obligations of the U.S. Treasury, including bills, notes and bonds. In the event of unusual circumstances when these securities are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued U.S Treasury securities is extremely low, or where no interest is paid at all, the fund may hold cash uninvested with respect to some of its assets for a period of time.

Each of the funds may hold cash uninvested and if so, a fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund would not earn income on those assets and the fund’s yield would go down.

If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The funds may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The funds will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Citi Premium Reserves½27

Reverse repurchase agreements and other borrowings

The funds may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, a fund could reduce the number of its outstanding shares. For example, a fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in a fund, you agree to this reduction should it become necessary.

Investment structure

The funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each fund in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as the funds contained in this Prospectus. These other funds may have lower expenses, and correspondingly higher performance, than some or all of the funds contained in this Prospectus.

28½Citi Premium Reserves

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment objective.

Portfolio holdings

Each fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Citi Premium Reserves½29

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to each fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, each fund paid fees (after waivers and reimbursements) equal to the following percentages of the fund’s average daily net assets for management services:

FUND	FEE RATE
Citi Institutional Cash Reserves	0.09%
Citi Premium Liquid Reserves	0.23%
Citi Premium U.S. Treasury Reserves	0.27%

30½Citi Premium Reserves

Institutional Cash Reserves pays management fees, before waivers, of 0.20% of the fund’s average daily net assets.

Premium Liquid Reserves pays management fees, before waivers, of 0.35% of the fund’s average daily net assets.

Premium U.S. Treasury Reserves pays management fees, before waivers, of 0.35% of the fund’s average daily net assets.

A discussion regarding the basis of the Board’s approval of each fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Reports for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

The funds have adopted shareholder services and distribution plans for Class S shares of Citi Institutional Cash Reserves, for Citi Premium Liquid Reserves and for Citi Premium U.S. Treasury Reserves. Under the plans, each fund pays distribution and/or service fees. The plans provide for payments, based on annualized percentages of average daily net assets, of up to 0.10% (other than for Class S shares of Citi Institutional Cash Reserves) and 0.25% for Class S shares of Citi Institutional Cash Reserves. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of

Citi Premium Reserves½31

the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

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Buying shares

Shares of the funds are offered continuously and purchases may be made on any day the funds are open for business, as described under “Share price/Fund business days” below. The funds do not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (called “Service Agents”)

•	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the funds are open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

Citi Premium Reserves½33

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through a fund	Investors should contact the funds at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of a fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

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Exchanging shares

Generally

You may exchange shares of a fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the funds are open for business, as described under “Shares price/Fund business days” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the funds are open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the funds. The SAI also contains further information.

Citi Premium Reserves½35

Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the funds are open for business, as described under “Share price/Fund business days” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption proceeds

For Citi Institutional Cash Reserves Only: Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which your redemption request is received in good order, or if your redemption request is received by the transfer agent after the fund calculates its net asset value on that business day (normally 5:00 p.m. Eastern time), on the next business day.

For All Other Funds: If your request is received in good order by your Service Agent or the transfer agent prior to the time that a fund calculates its net asset value on any day the fund is open for business, your sale or redemption proceeds normally will be sent that day, but in any event within seven days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

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The funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold your shares directly with a fund, write to the co-transfer agent at the following address:
Regular Mail:
Citi Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Citi Premium Reserves½37

Your written request must provide the following:
	•	The name of the fund, the class of shares to be sold or redeemed, and your account number
	•	The dollar amount or number of shares to be sold or redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with a fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

38½Citi Premium Reserves

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The funds generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the funds.

The funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for such transactions.

The funds have the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Citi Premium Reserves½39

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For Institutional Cash Reserves only: For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

For Premium Liquid Reserves and Premium U.S. Treasury Reserves only: To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

40½Citi Premium Reserves

For more information, please contact your Service Agent or the funds. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as these funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

United Kingdom investors (Institutional Cash Reserves only)

The Facilities Agent for Institutional Cash Reserves is Legg Mason International Equities Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

Citi Premium Reserves½41

The fund has received an order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of the fund’s current Prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the fund and how a shareholder may arrange for the redemption of shares in the fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the manager of the fund. Investors in the fund are not covered by the Financial Services Compensation Scheme.

42½Citi Premium Reserves

Dividends, distributions and taxes

Dividends

Each fund calculates its net income each business day when it calculates its net asset value and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from a fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: Each fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

Citi Premium Reserves½43

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by a fund. For fund taxable years beginning before January 1, 2010, a fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

44½Citi Premium Reserves

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the funds will be open, and will calculate their NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

Institutional Cash Reserves usually calculates its NAV at 5:00 p.m. Eastern time. Premium Liquid Reserves usually calculates its NAV at 4:00 p.m. Eastern time. Premium U.S. Treasury Reserves usually calculates its NAV at 2:00 p.m. Eastern time. On any day when the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, each fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than the time at which a fund calculates its NAV, the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

For Premium U.S. Treasury Reserves only: When the Securities Industry and Financial Markets Association (“SIFMA”) recommends an early close to the bond markets on a business day prior to a day

Citi Premium Reserves½45

on which a national holiday is celebrated, or for any other reason, Premium U.S. Treasury Reserves will calculate its NAV at 12:00 noon Eastern Time on that day. Currently, SIFMA recommends such an early close on the business day before each of the holidays on which the NYSE and the FRBNY are closed, and on the business day following a holiday that occurs on a Thursday.

To determine whether a fund is open for business, please call the funds’ Service Desk at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

46½Citi Premium Reserves

Financial highlights

The financial highlights tables are intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Except as set forth below, the information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements and financial highlights, is included in each fund’s annual report, which is available upon request. The information in the following tables with respect to Citi Premium Liquid Reserves for the fiscal year ended August 31, 2004 was audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is for each fund’s predecessor.

Citi Premium Reserves½47

For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI INSTITUTIONAL CASH RESERVES–CLASS S SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.036	0.050	0.042	0.023	0.008
Net realized gain (loss)	0.000 [1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total income from operations	0.036	0.050	0.042	0.023	0.008
Less distributions from:
Net investment income	(0.036)	(0.050)	(0.042)	(0.023)	(0.008)
Total distributions	(0.036)	(0.050)	(0.042)	(0.023)	(0.008)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.66%	5.14%	4.32%	2.29%	0.82%
NET ASSETS, END OF YEAR (millions)	$471	$463	$380	$482	$475
Ratios to average net assets:
Gross expenses[3]	0.47%	0.47%[4]	0.49%	0.49%	0.50%
Net expenses[3,5,6]	0.30	0.35 [4]	0.35	0.35	0.35
Net investment income	3.61	5.02	4.16	2.29	0.82

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.46% and 0.35%, respectively.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class S shares will not exceed 0.35%.

[6]	Reflects fee waivers and/or expense reimbursements.

48½Citi Premium Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI PREMIUM LIQUID RESERVES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.036	0.050	0.041	0.022	0.008
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.036	0.050	0.041	0.022	0.008
Less distributions from:
Net investment income	(0.036)	(0.050)	(0.041)	(0.022)	(0.008)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]
Total Distributions	(0.036)	(0.050)	(0.041)	(0.022)	(0.008)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.70%[3]	5.09%	4.21%	2.25%	0.79%
NET ASSETS, END OF YEAR (millions)	$544	$494	$518	$501	$950
Ratios to average net assets:
Gross expenses[4]	0.50%	0.51%[5]	0.54%	0.52%	0.50%
Net expenses[4,6,7]	0.38	0.39 [5]	0.39	0.40	0.40
Net investment income	3.74	4.97	4.13	2.10	0.78

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If Liquid Reserves Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.40%.

[7]	Reflects fee waivers and/or expense reimbursements.

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For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI PREMIUM U.S. TREASURY RESERVES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income from operations:
Net investment income	0.022	0.045	0.038	0.019	0.006
Net realized gain[1]	0.000	0.000	0.000	0.000	0.000
Total income from operations	0.022	0.045	0.038	0.019	0.006
Less distributions from:
Net investment income	(0.022)	(0.045)	(0.038)	(0.019)	(0.006)
Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)
Total distributions	(0.022)	(0.045)	(0.038)	(0.019)	(0.006)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	2.23%	4.60%	3.85%	1.90%	0.57%
NET ASSETS, END OF YEAR (000s)	$209,163	$203,974	$215,707	$384,003	$390,847
Ratios to average net assets:
Gross expenses[3]	0.53%	0.55%[4]	0.53%	0.53%	0.53%
Net expenses[3,5,6]	0.45	0.45 [4]	0.45	0.45	0.45
Net investment income	2.05	4.50	3.70	1.83	0.56

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.54% and 0.44%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.45%.

50½Citi Premium Reserves

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiSM Institutional Cash Reserves
Class S Shares
CitiSM Premium Liquid Reserves
CitiSM Premium U.S. Treasury Reserves

You may visit the funds’ website at http://www.leggmason.com/individualinvestors for a free copy of the funds’ Prospectus, Statement of Additional Information (“SAI”) or Annual and Semi-Annual Reports.

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the funds at 1-800-331-1792, or by writing to the funds at Legg Mason Partners Funds, 55 Water St., New York, New York 10041.

Information about the funds (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file nos. 811-5812; 811-6740)
FD02405 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

CitiSM Institutional
Enhanced Income Fund
Class I and Class Y Shares

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

CitiSM Institutional Enhanced Income Fund

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

The fund described in this Prospectus invests primarily in money market instruments and short-term debt securities denominated in U.S. dollars. Please note that the fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity and other features of securities that money market funds may purchase. The fund is designed to generate a higher yield than a money market fund, although there can be no assurances that this will be the case.

This summary briefly describes Citi Institutional Enhanced Income Fund and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 12.

Investment objective

The fund’s investment objective is to provide shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund invests primarily in money market instruments and other short-term debt securities denominated in U.S. dollars. The fund’s investments may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper, including mortgage and asset-backed commercial paper;

•	other mortgage- and asset-backed securities, including collateralized mortgage obligations;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

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Unlike a money market fund, the fund will not attempt to maintain a stable net asset value per share, and may pursue investment strategies that cause the fund’s net asset value per share to fluctuate.

The fund may invest in structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Please note that the fund invests in securities through an underlying mutual fund.

Credit quality

Under normal circumstances, the fund’s assets will consist of money market instruments and other short-term debt securities that are rated, at the time of purchase, in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s, A-1 by Standard & Poor’s, or F-1 by Fitch), and other longer term debt obligations rated at least A3 by Moody’s, A- by Standard & Poor’s, or A- by Fitch. Asset-backed securities purchased by the fund will generally be rated, at the time of purchase, Aaa by Moody’s, AAA by Standard & Poor’s, or AAA by Fitch. With respect to any type of security, the fund may also invest in unrated securities that the fund’s subadviser determines, at the time of purchase, are of comparable quality to rated securities in which the fund might otherwise invest.

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Maturity

Unlike a money market fund, the fund may invest in securities having a remaining maturity in excess of 397 days. The values of longer term debt securities tend to fluctuate more in response to interest rates and other events than the values of shorter-term debt securities.

The average maturity of the fund’s investments (on a dollar-weighted basis) usually will be one year or less. The fund may invest in fixed rate obligations with final maturities of up to approximately three years from the date of acquisition, and floating rate obligations with final maturities of up to approximately five years from the date of acquisition.

Principal risks of investing in the fund

Investing in a mutual fund involves risk. It is possible to lose money if you invest in the fund. The principal risks of investing in the fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the fund from achieving its goal; these other factors are not described here. More information about risks appears in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

•

Yield fluctuation. The fund invests primarily in short-term and floating rate instruments. As a result, the amount of income paid to you by the fund may go up or down depending on variations in short- term interest rates. Investing in higher quality, shorter-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Market and interest rate risk. The market price of fixed-income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse

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economic or political conditions, including the ongoing global financial crisis, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer

When interest rates rise, the value of fixed-income securities generally falls. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change

•

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests.

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However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality

•

Prepayment or call risk. Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed-income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment

•

Extension risk. When interest rates rise, repayments of fixed-income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile

•

Structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk but these derivatives may not perform as intended. In addition, investments in these securities may raise certain tax, legal, regulatory and accounting issues which may not be presented by other investments and which may be resolved in a manner adverse to the fund

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition,

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when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector

•

Foreign securities. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about the market and interest rates generally, may prove to be incorrect

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

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Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class I shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s Class I shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund has authorized two classes of shares, Class I shares and Class Y shares. Performance for Class Y shares is not provided as this class had not yet commenced operations as of the date of this prospectus. You should note that the performance of a class will vary, depending on the expense level of the class. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CITI INSTITUTIONAL ENHANCED INCOME FUND–CLASS I SHARES*

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.86% in third quarter 2006; Lowest: (2.68)% in fourth quarter 2006
Year to date: (8.38)% (through third quarter 2008)

Performance from August 23, 2007-December 31, 2007: (1.60)%

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AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2006)*
	1 YEAR	INCEPTION	INCEPTION DATE

Class I Shares
Return before taxes	0.90%	2.15%	09/23/04
Return after taxes on distributions[2]	(0.84)%	0.76%
Return after taxes on distributions and sale of fund shares[2]	0.60%	1.04%
Merrill Lynch 6-Month U.S. Treasury Bill Index[3]	4.81%	3.66%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

[2]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

[3]

Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities with maturities of six months, which securities are guaranteed as to the timely payment of interest and principal by the U.S. government. The index does not reflect deductions for fees, expenses or taxes.

*

Performance is shown in the bar chart for the calendar years ended December 31, 2005 and December 31, 2006, and in the average annual total returns table for the period from the fund’s inception on September 23, 2004 through December 31, 2006. Performance is not shown for the calendar year ended December 31, 2007 because the fund did not have any assets for the period from January 20, 2007 to August 22, 2007, and consequently a full calendar year of performance is not available.

CitiSM Institutional Enhanced Income Fund½9

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS I	CLASS Y

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.15%	0.15%
Distribution and service (12b-1) fees	0.10%	0.25%
Other expenses[2]	0.69%	0.69%
Total annual fund operating expenses*	0.94%	1.09%

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Class I Shares	$96	$300	$520	$1,155
Class Y Shares	$111	$346	$601	$1,329

*	Because of voluntary waivers and/or reimbursements, actual total operating expenses (other than brokerage, taxes, interest and extraordinary expenses) are not expected to exceed:

CLASS I	CLASS Y
0.05%	0.20%

These voluntary expense caps do not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement each voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Institutional Enhanced Portfolio. This table reflects the direct expenses of the fund and its allocated share of the expenses of Institutional Enhanced Portfolio.

[2]	The amounts set forth in “Other Expenses” for Class Y shares are based on the expenses of Class I shares because no Class Y shares were outstanding during the fiscal year ended August 31, 2008.

CitiSM Institutional Enhanced Income Fund½11

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio manager uses a “top-down” approach when selecting securities for the fund. When using a “top-down” approach, the portfolio manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the portfolio manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The portfolio manager then looks at individual issuers within those sectors or industries to select securities for the investment portfolio.

Many of the fund’s investments are held until maturity. The portfolio manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio manager may also sell a security if the portfolio manager believes the issuer is no longer creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio manager’s expectations concerning interest rates), or when the portfolio manager believes there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and

12½CitiSM Institutional Enhanced Income Fund

the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio manager will decide whether the security should be

CitiSM Institutional Enhanced Income Fund½13

held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

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Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Collateralized mortgage obligations

Collateralized mortgage obligations (CMOs), a type of mortgage-backed security, are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but also may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal

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prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a

16½CitiSM Institutional Enhanced Income Fund

higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Citi Institutional Enhanced Income Fund.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

The fund is managed by a team of portfolio managers and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Kevin Kennedy and Martin Hanley. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been portfolio managers of the fund since 2006. Messrs. Kennedy and Hanley have been portfolio managers of the fund since the fund’s inception.

Messrs. Leech and Walsh are portfolio managers of Western Asset and have been employed by Western Asset for more than five years.

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Mr. Kennedy is a portfolio manager of Western Asset. Previously, Mr. Kennedy was a portfolio manager of Citi Fund Management, Inc. from 1993-2006.

Mr. Hanley is a portfolio manager of Western Asset. Previously, he was a portfolio manager of Citigroup Asset Management from 1987-2005.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the fund.

Management fee

For the fiscal year ended August 31, 2008, the fund did not pay LMPFA a management fee after waivers. LMPFA also reimbursed certain expenses of the fund.

The fund calculates, before waivers, management fees of 0.15% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreements is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class I and Y shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% and 0.25%, respectively for Class I shares and Class Y shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

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In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

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Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact the fund at 1-800-331-1792 to open an account and make arrangements to buy shares.
• Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund. If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must contact the fund at 1-800-331-1792 to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

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Exchanging shares

Generally

You may exchange shares of the fund for shares of any other fund offered in the CitiFunds® family (primarily money market funds). Shares are exchanged on any day that the fund is open for business and the NYSE is open, as described under “Share price/Fund business day” below, at net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus applicable to the fund into which you are exchanging shares
	•	The exchange privilege may be changed or terminated at any time

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund and the NYSE are open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the address specified in “Redeeming shares” below.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

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Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-800-625-4554 to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day the fund is open for business, as described under “Share price/Fund business days” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers with a signature guarantee, to the transfer agent or your Service Agent before you may sell or redeem the shares. If the shares are held by a fiduciary or corporation, other documents may be required.

Redemption proceeds

Your sale or redemption proceeds normally will be sent on the business day after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

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If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent. If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold your shares directly with the fund, write to the fund at the following address:
Citi Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
Your written request must provide the following:
	•	The name of the fund, the class of shares to be sold or redeemed, and your account number
	•	The dollar amount or number of shares to be sold or redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

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By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with the fund, call the fund at 1-800-625-4554.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

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•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short- term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term

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shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12- month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the

CitiSM Institutional Enhanced Income Fund½29

frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

30½CitiSM Institutional Enhanced Income Fund

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

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Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

The fund generally makes capital gain distributions, if any, once a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

Fund distributions of net capital gains or net short-term capital gains will reduce the fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

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Taxation of Transactions: If you redeem or sell your shares or exchange them for shares of another fund, it is generally considered a taxable event. Depending on your purchase price and the sales price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The fund does not expect to designate any dividends as interest-related dividends or short-term capital gain dividends. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

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Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open and will calculate its NAV on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 4:00 p.m., Eastern time (when regular trading typically closes on the NYSE). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60

34½CitiSM Institutional Enhanced Income Fund

days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represent the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would

CitiSM Institutional Enhanced Income Fund½35

have received if the fund had not fair-valued the security or had used a different methodology.

The fund invests in securities that are listed on foreign exchanges that are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report, which is available upon request. Class Y shares were not operational during the fiscal years reported below. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

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For a share of beneficial interest outstanding throughout each year ended August 31st, unless otherwise noted:

CITISM INSTITUTIONAL ENHANCED INCOME FUND CLASS I SHARES
	2008	2007[1,2]	2007[1,3]	2006	2005[4]

NET ASSET VALUE, BEGINNING OF YEAR	$1.99	$2.00	$1.99	$2.00	$2.00
Income (loss) from operations:
Net investment income	0.08	0.00 [5]	0.04	0.09	0.05
Net realized and unrealized loss	(0.26)	(0.01)	(0.07)	(0.01)	(0.00)[5]
Total income (loss) from operations	(0.18)	(0.01)	(0.03)	0.08	0.05
Less distributions from:
Net investment income	(0.08)	(0.00)[5]	(0.04)	(0.09)	(0.05)
Net realized gains	—	—	(0.00)[5]	(0.00)[5]	(0.00)[5]
Total distributions	(0.08)	(0.00)[5]	(0.04)	(0.09)	(0.05)
NET ASSET VALUE, END OF YEAR	$1.73	$1.99	$1.92	$1.99	$2.00
Total return[6]	(9.25)%	(0.37)%	(1.44)%	4.07%	2.65%
NET ASSETS, END OF YEAR (000s)	$30,025	$995	$0	$32,926	$72,478
Ratios to average net assets:
Gross expenses[7]	0.94%	131.14%[8]	2.07%[8,9]	0.72%	0.58%[8]
Net expenses[7,10,11]	0.05	0.05 [8]	0.09 [8,9]	0.05	0.05 [8]
Net investment income	4.00	5.75 [8]	5.32 [8]	4.34	2.86 [8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 23, 2007 (recommencement of operations) to August 31, 2007.

[3]	For the period September 1, 2006 to January 19, 2007.

[4]	For the period September 23, 2004 (commencement of operations) to August 31, 2005.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Includes the fund’s share of Institutional Enhanced Portfolio’s allocated expenses.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 2.02% and 0.05%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.05%.

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Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

CitiSM Institutional Enhanced Income Fund

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD03309 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

SVB Securities Liquid Reserves Shares
a class of
CitiSM Institutional Liquid Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Liquid Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

SVB Securities
Liquid Reserves Shares
a class of
Citi Institutional Liquid Reserves

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit or obligation of Silicon Valley Bank, is not insured or guaranteed by the FDIC or any other government agency or guaranteed by Silicon Valley Bank and may lose value.

Investments, risks and performance

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 10.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½SVB Securities Liquid Reserves Shares

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying

SVB Securities Liquid Reserves Shares½3

assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

4½SVB Securities Liquid Reserves Shares

The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

SVB Securities Liquid Reserves Shares½5

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s SVB Securities Liquid Reserves Shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s SVB Securities Liquid Reserves Shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

The fund has authorized three classes of shares. Only SVB Securities Liquid Reserves Shares are offered by this Prospectus. You should note that the performance of a class will vary depending on the expense level for that class.

6½SVB Securities Liquid Reserves Shares

TOTAL RETURN FOR CITI INSTITUTIONAL LIQUID RESERVES – SVB SECURITIES LIQUID RESERVES SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.37% in first quarter 2001; Lowest: 0.14% in second quarter 2004

Year to date: 2.13% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	SINCE INCEPTION OF CLASS

SVB Securities Liquid Reserves Shares	4.85%	2.73%	3.02	%*
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	5.06%	2.90%	**

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*	SVB Securities Liquid Reserves Shares commenced operations on April 24, 2000.

**	Information regarding performance for this period is not available.

SVB Securities Liquid Reserves Shares½7

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in SVB Securities Liquid Reserves Shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.17%
Distribution and service (12b-1) fees	0.45%
Other expenses	0.03%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.68%

8½SVB Securities Liquid Reserves Shares

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

SVB Securities Liquid Reserves Shares	$69	$210	$364	$811

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.60%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expenses cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:
	Average Daily Net Assets	Management Fee Rate
	First $1 billion	0.250%
	Next $1 billion	0.225%
	Next $3 billion	0.200%
	Next $5 billion	0.175%
	Over $10 billion	0.150%
[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

SVB Securities Liquid Reserves Shares½9

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

10½SVB Securities Liquid Reserves Shares

be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

SVB Securities Liquid Reserves Shares½11

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home

12½SVB Securities Liquid Reserves Shares

Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are

SVB Securities Liquid Reserves Shares½13

backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

14½SVB Securities Liquid Reserves Shares

Defensive investing

The fund may hold cash uninvested and if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

SVB Securities Liquid Reserves Shares½15

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Liquid Reserves Shares of Citi Institutional Liquid Reserves.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

16½SVB Securities Liquid Reserves Shares

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.09% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion.

SVB Securities Liquid Reserves Shares½17

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its SVB Securities Liquid Reserves Shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.45% for SVB Securities Liquid Reserves Shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial

18½SVB Securities Liquid Reserves Shares

intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

SVB Securities Liquid Reserves Shares½19

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. The fund’s distributor has the right to reject any purchase order.

SVB Securities Liquid Reserves Shares may be purchased by customers of SVB Securities. SVB Securities (also referred to as the “Service Agent”) has entered into an agreement with the distributor to sell shares of the fund. Currently, customers of SVB Securities may not buy SVB Securities Liquid Reserves Shares directly from the fund.

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

20½SVB Securities Liquid Reserves Shares

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Effectiveness of purchase orders	Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund.
If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must call your Service Agent to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

SVB Securities Liquid Reserves Shares½21

Exchanging shares

Generally

There are currently no exchange privileges in effect with respect to SVB Securities Liquid Reserves Shares. However, in the future, you may be able to exchange your shares of the fund for shares of certain other funds that are made available by your Service Agent. In that event, your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.
The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

22½SVB Securities Liquid Reserves Shares

Redeeming shares

Generally	Contact your Service Agent to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by your service agent or the transfer agent after the fund calculates its net asset value on that business day (normally 4:00 p.m. Eastern time), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your sale or redemption proceeds will be sent by federal wire to your Service Agent. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

SVB Securities Liquid Reserves Shares½23

By telephone	If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent for more information.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

24½SVB Securities Liquid Reserves Shares

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

SVB Securities Liquid Reserves Shares½25

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between the fund’s yield and current market

26½SVB Securities Liquid Reserves Shares

yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

SVB Securities Liquid Reserves Shares½27

Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

28½SVB Securities Liquid Reserves Shares

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

SVB Securities Liquid Reserves Shares½29

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open, and will calculate its NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 4:00 p.m., Eastern time (when regular trading typically closes on the NYSE). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open for during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

30½SVB Securities Liquid Reserves Shares

Financial highlights

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the fiscal years ended August 31, 2008, 2007, 2006 and 2005 has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The information in the following table for the fiscal year ended August 31, 2004 was audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

SVB Securities Liquid Reserves Shares½31

For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI INSTITUTIONAL LIQUID RESERVES–SVB SECURITIES LIQUID RESERVES SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.035	0.048	0.039	0.020	0.006
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.035	0.048	0.039	0.020	0.006
Less distributions from:
Net investment income	(0.035)	(0.048)	(0.039)	(0.020)	(0.006)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]
Total distributions	(0.035)	(0.048)	(0.039)	(0.020)	(0.006)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.53%[3]	4.91%	4.02%	2.06%	0.63%
NET ASSETS, END OF YEAR (MILLIONS)	$200	$168	$162	$208	$213
Ratios to average net assets:
Gross expenses[4]	0.65%	0.63%[5]	0.65%	0.73%	0.73%
Net expenses[4,6,7]	0.55	0.56 [5]	0.57	0.58	0.56
Net investment income	3.38	4.80	3.91	2.02	0.62

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If Liquid Reserves Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of SVB Liquid Reserves Shares will not exceed 0.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

32½SVB Securities Liquid Reserves Shares

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

SVB Securities Liquid Reserves Shares

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD02407 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

SVB Securities
Institutional Liquid
Reserves Shares
a class of
CitiSM Institutional Liquid Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Liquid Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

SVB Securities
Institutional Liquid Reserves Shares
a class of
Citi Institutional Liquid Reserves

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit or obligation of Silicon Valley Bank, is not insured or guaranteed by the FDIC or any other government agency or guaranteed by Silicon Valley Bank and may lose value.

Investments, risks and performance

This summary briefly describes Citi Institutional Liquid Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 10.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½SVB Securities Institutional Liquid Reserves Shares

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar weighted average portfolio maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying

SVB Securities Institutional Liquid Reserves Shares½3

assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

4½SVB Securities Institutional Liquid Reserves Shares

The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

SVB Securities Institutional Liquid Reserves Shares½5

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s SVB Securities Institutional Liquid Reserves Shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s SVB Securities Institutional Liquid Reserves Shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

The fund has authorized three classes of shares. Only SVB Securities Institutional Liquid Reserves Shares are offered by this Prospectus. You should note that the performance of a class will vary depending on the expense level for that class.

6½SVB Securities Institutional Liquid Reserves Shares

TOTAL RETURN FOR CITI INSTITUTIONAL LIQUID RESERVES–SVB SECURITIES INSTITUTIONAL LIQUID RESERVES SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.31% in fourth quarter 2006; Lowest: 0.23% in second quarter 2004

Year to date: 2.40% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	SINCE INCEPTION OF CLASS

SVB Securities Institutional Liquid Reserves Shares	5.21%	3.09%	2.92	%*
iMoneyNet 1st Tier Institutional Taxable Money Market Funds Average	5.06%	2.90%	**

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*	SVB Securities Institutional Liquid Reserves Shares commenced operations on June 5, 2001.

**	Information regarding performance for this period is not available.

SVB Securities Institutional Liquid Reserves Shares½7

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in SVB Securities Institutional Liquid Reserves Shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee[2]	0.17%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.02%
Treasury Guarantee Program[3]	0.03%
Total annual fund operating expenses*	0.32%

8½SVB Securities Institutional Liquid Reserves Shares

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[4]	3 YEARS	5 YEARS	10 YEARS

SVB Securities Institutional Liquid Reserves Shares	$33	$97	$167	$372

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.24%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

[2]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.250%
Next $1 billion	0.225%
Next $3 billion	0.200%
Next $5 billion	0.175%
Over $10 billion	0.150%

[3]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[4]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

SVB Securities Institutional Liquid Reserves Shares½9

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

10½SVB Securities Institutional Liquid Reserves Shares

be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

SVB Securities Institutional Liquid Reserves Shares½11

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home

12½SVB Securities Institutional Liquid Reserves Shares

Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are

SVB Securities Institutional Liquid Reserves Shares½13

backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

14½SVB Securities Institutional Liquid Reserves Shares

Defensive investing

The fund may hold cash uninvested and if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

SVB Securities Institutional Liquid Reserves Shares½15

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Institutional Liquid Reserves Shares of Citi Institutional Liquid Reserves.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

16½SVB Securities Institutional Liquid Reserves Shares

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.09% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees at the following rates based on assets under management: 0.250% on assets up to $1 billion, 0.225% on assets between $1 billion and $2 billion, 0.200% on assets between $2 billion and $5 billion, 0.175% on assets between $5 billion and $10 billion, and 0.150% on assets over $10 billion.

SVB Securities Institutional Liquid Reserves Shares½17

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its SVB Securities Institutional Liquid Reserves Shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for SVB Securities Institutional Liquid Reserves Shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial

18½SVB Securities Institutional Liquid Reserves Shares

intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

SVB Securities Institutional Liquid Reserves Shares½19

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. The fund’s distributor has the right to reject any purchase order.

SVB Securities Institutional Liquid Reserves Shares may be purchased by customers of SVB Securities. SVB Securities (also referred to as the “Service Agent”) has entered into an agreement with the distributor to sell shares of the fund. Currently, customers of SVB Securities may not buy SVB Securities Institutional Liquid Reserves Shares directly from the fund.

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

20½SVB Securities Institutional Liquid Reserves Shares

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Effectiveness of purchase orders	Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund.
If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must call your Service Agent to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

SVB Securities Institutional Liquid Reserves Shares½21

Exchanging shares

Generally

There are currently no exchange privileges in effect with respect to SVB Securities Institutional Liquid Reserves Shares. However, in the future, you may be able to exchange your shares of the fund for shares of certain other funds that are made available by your Service Agent. In that event, your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.
The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

22½SVB Securities Institutional Liquid Reserves Shares

Redeeming shares

Generally	Contact your Service Agent to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption Proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by your service agent or the transfer agent after the fund calculates its net asset value on that business day (normally 4:00 p.m. Eastern time), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your sale or redemption proceeds will be sent by federal wire to your Service Agent. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

SVB Securities Institutional Liquid Reserves Shares½23

By telephone	If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent for more information.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

24½SVB Securities Institutional Liquid Reserves Shares

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

SVB Securities Institutional Liquid Reserves Shares½25

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between the fund’s yield and current market

26½SVB Securities Institutional Liquid Reserves Shares

yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

SVB Securities Institutional Liquid Reserves Shares½27

Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

28½SVB Securities Institutional Liquid Reserves Shares

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

SVB Securities Institutional Liquid Reserves Shares½29

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open, and will calculate its NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 4:00 p.m., Eastern time (when regular trading typically closes on the NYSE). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

30½SVB Securities Institutional Liquid Reserves Shares

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

SVB Securities Institutional Liquid Reserves Shares½31

Financial highlights

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the fiscal years ended August 31, 2008, 2007, 2006 and 2005 has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. The information in the following table for the fiscal year ended August 31, 2004 was audited by another independent registered public accounting firm. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

32½SVB Securities Institutional Liquid Reserves Shares

For a share of each class of beneficial interest outstanding throughout each year ended August 31st:

CITI INSTITUTIONAL LIQUID RESERVES–SVB SECURITIES INSTITUTIONAL LIQUID RESERVES SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.038	0.052	0.043	0.024	0.010
Net realized and unrealized gain (loss)[1]	(0.000)	0.000	(0.000)	0.000	0.000
Total income from operations	0.038	0.052	0.043	0.024	0.010
Less distributions from:
Net investment income	(0.038)	(0.052)	(0.043)	(0.024)	(0.010)
Net realized gains	—	—	—	(0.000)[1]	(0.000)[1]
Total distributions	(0.038)	(0.052)	(0.043)	(0.024)	(0.010)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.89%[3]	5.27%	4.39%	2.43%	1.00%
NET ASSETS, END OF YEAR (MILLIONS)	$3,548	$3,944	$3,478	$3,331	$2,485
Ratios to average net assets:
Gross expenses[4]	0.29%	0.28%[5]	0.30%	0.38%	0.38%
Net expenses[4,6,7]	0.19	0.21 [5]	0.22	0.22	0.20
Net investment income	3.87	5.15	4.31	2.45	0.99

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If Liquid Reserves Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of SVB Institutional Liquid Reserves shares will not exceed 0.24%.

[7]	Reflects fee waivers and/or expense reimbursements.

SVB Securities Institutional Liquid Reserves Shares½33

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

SVB Securities Institutional Liquid Reserves Shares

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD02406 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

PROSPECTUS / DECEMBER 31, 2008

SVB Securities
Horizon Shares
a class of
CitiSM Institutional Cash Reserves

Managed by WESTERN ASSET

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Legg Mason Partners Institutional Trust

Supplement Dated December 31, 2008
To The Prospectus Dated December 31, 2008
Of CitiSM Institutional Cash Reserves

The following supplements, and replaces any contrary information in, the Prospectus of the fund listed above.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

SVB Securities
Horizon Shares
a class of
Citi Institutional Cash Reserves

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Contents

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager and Western Asset Management Company (“Western Asset”) is the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

You should know: An investment in the fund is not a bank deposit or obligation of Silicon Valley Bank, is not insured or guaranteed by the FDIC or any other government agency or guaranteed by Silicon Valley Bank and may lose value.

Investments, risks and performance

This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 10.

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies

Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Please note that the fund invests in securities through an underlying mutual fund.

2½SVB Securities Horizon Shares

Credit quality

The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. The fund may not generate as high a yield as other funds with longer weighted average maturities.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. The fund invests in securities that are rated, when the fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a

SVB Securities Horizon Shares½3

security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the

4½SVB Securities Horizon Shares

bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so

•

Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

SVB Securities Horizon Shares½5

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s SVB Securities Horizon Shares for the calendar years indicated and for the best and worst calendar quarters during the years covered. The table shows the average annual total returns of the fund’s SVB Securities Horizon Shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund’s performance reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

For current yield information please call 800-303-7371, toll-free, or contact your account representative.

The fund has authorized five classes of shares. Only SVB Securities Horizon Shares are offered by this Prospectus. You should note that the performance of a class will vary, depending on the expense level for that class.

6½SVB Securities Horizon Shares

TOTAL RETURN FOR CITI INSTITUTIONAL CASH RESERVES–SVB SECURITIES HORIZON SHARES

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.27% in fourth quarter 2006; Lowest: 0.13% in fourth quarter 2002

Year to date: 2.22% (through third quarter 2008)

AVERAGE ANNUAL TOTAL RETURNS[1] (CALENDAR YEARS ENDED DECEMBER 31, 2007)
	1 YEAR	5 YEARS	SINCE INCEPTION OF CLASS

SVB Securities Horizon Shares	5.06%	2.97%	2.54	%*
iMoneyNet AAA-rated 1st Tier Institutional Money
Market Funds Average	5.08%	2.94%	**

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The performance information shown above includes that of the fund’s predecessor.

*	SVB Securities Horizon Shares commenced operations on June 1, 2001.

**	Information regarding performance for this period is not available.

SVB Securities Horizon Shares½7

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in SVB Securities Horizon Shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended August 31, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
ANNUAL FUND OPERATING EXPENSES[1]
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fee	0.20%
Distribution and service (12b-1) fees	0.27%
Other expenses	0.02%
Treasury Guarantee Program[2]	0.03%
Total annual fund operating expenses*	0.52%

8½SVB Securities Horizon Shares

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR[3]	3 YEARS	5 YEARS	10 YEARS

SVB Securities Horizon Shares	$53	$160	$277	$618

*

Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 0.35%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]

The fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio. This table reflects the direct expenses of the fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

[2]

The Treasury Guarantee Program expenses were 0.025% and were incurred for the period September 19, 2008 through April 30, 2009, and are not covered by any expense cap currently in effect. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

[3]

The effect of the Treasury Guarantee Program is factored into the first year of the example only due to the fact that it is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program.

SVB Securities Horizon Shares½9

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may

10½SVB Securities Horizon Shares

be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

SVB Securities Horizon Shares½11

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home

12½SVB Securities Horizon Shares

Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are

SVB Securities Horizon Shares½13

backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

14½SVB Securities Horizon Shares

Defensive investing

The fund may hold cash uninvested and if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down.

If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

SVB Securities Horizon Shares½15

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

The fund does not invest directly in securities but instead invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the fund in this Prospectus include the underlying fund. The fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Trustees believe that to be in the shareholders’ best interests. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than SVB Securities Horizon Shares of Citi Institutional Cash Reserves.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

16½SVB Securities Horizon Shares

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $841.9 billion.

Management fee

For the fiscal year ended August 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of 0.09% of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees of 0.20% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 29, 2008.

SVB Securities Horizon Shares½17

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its SVB Securities Horizon Shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.27% for SVB Securities Horizon Shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

18½SVB Securities Horizon Shares

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business day” below. The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. The fund’s distributor has the right to reject any purchase order.

SVB Securities Horizon Shares may be purchased by customers of SVB Securities. SVB Securities (also referred to as the “Service Agent”) has entered into an agreement with the distributor to sell shares of the fund. Currently, customers of SVB Securities may not buy SVB Securities Horizon Shares directly from the fund.

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares on any day that the fund is open for business at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Specific fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

SVB Securities Horizon Shares½19

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Effectiveness of purchase orders	Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper form by the fund.
If you pay by check, your order is effective when the check clears.

If you are purchasing shares by wiring federal funds, you must call your Service Agent to arrange for the wiring of federal funds. If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

20½SVB Securities Horizon Shares

Exchanging shares

Generally

There are currently no exchange privileges in effect with respect to SVB Securities Horizon Shares. However, in the future, you may be able to exchange your shares of the fund for shares of certain other funds that are made available by your Service Agent. In that event, your Service Agent will provide you with more information about available funds, including a prospectus for any fund to be acquired through an exchange. If your account application allows, you may arrange the exchange by telephone.

There is no sales charge on shares you get through an exchange.
The exchange privilege, if implemented, may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

SVB Securities Horizon Shares½21

Redeeming shares

Generally	Contact your Service Agent to sell or redeem shares of the fund.

You may redeem (sell) your shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Redemption Proceeds

Other than as described below, you will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by your service agent or the transfer agent after the fund calculates its net asset value on that business day (normally 5:00 p.m. Eastern time), on the next business day.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your sale or redemption proceeds will be sent by federal wire to your Service Agent. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

22½SVB Securities Horizon Shares

By telephone	If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent for more information.
For more information, please contact your Service Agent or the fund. The SAI also contains further information.

SVB Securities Horizon Shares½23

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and, if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

The fund has the right to:

•	Suspend, cease or restrict the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

24½SVB Securities Horizon Shares

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

For your protection, the fund may request additional documentation in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Small account balances/mandatory redemptions

Your Service Agent may impose a minimum account balance requirement. If so, your Service Agent reserves the right to close your account if it falls below the required minimum amount. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund. The SAI also contains further information.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as this fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between the fund’s yield and current market

SVB Securities Horizon Shares½25

yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

United Kingdom investors

The Facilities Agent for the fund is Western Asset Management Company Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

The fund has received an order from the U.K. Financial Services Authority (the “FSA”) granting recognition under the U.K. Financial Services and Markets Act 2000. U.K. investors may obtain copies of the fund’s current Prospectus, Declaration of Trust (including amendments thereto), and Annual and Semi-Annual Reports to Shareholders from the Facilities Agent. U.K. investors may also obtain information about the price of shares in the fund and how a shareholder may arrange for the redemption of shares in the fund and for payment for these shares. U.K. investors may submit complaints to the U.K. Facilities Agent which will be forwarded to the manager of the fund. Investors in the fund are not covered by the Financial Services Compensation Scheme.

26½SVB Securities Horizon Shares

Dividends, distributions and taxes

Dividends

The fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from the fund, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Foreign Shareholders: The fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on

SVB Securities Horizon Shares½27

taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. You may be able to arrange for a lower withholding rate under an applicable tax treaty by supplying the appropriate documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The fund does not expect to designate any dividends as interest-related dividends or short-term capital gain dividends. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

28½SVB Securities Horizon Shares

Share price/Fund business day

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open, and will calculate its NAV, on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. The FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated at 5:00 p.m. Eastern time. On any day the NYSE closes early, but the FRBNY remains open for business, the fund will remain open during its normal business hours. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 5:00 p.m., the fund will close early, and its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call the fund’s Service Desk at 800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

SVB Securities Horizon Shares½29

Financial highlights

The financial highlights table is intended to help you understand the performance of fund shares during the periods shown. Certain information reflects financial results for a single share. Total returns represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements and financial highlights, is included in the annual report, which is available upon request. The financial information shown below for periods prior to April 16, 2007 is for the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

CITI INSTITUTIONAL CASH RESERVES—SVB SECURITIES HORIZON SHARES
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from operations:
Net investment income	0.036	0.050	0.043	0.023	0.009
Net realized gain (loss)	0.000 [1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total income from operations	0.036	0.050	0.043	0.023	0.009
Less distributions from:
Net investment income	(0.036)	(0.050)	(0.043)	(0.023)	(0.009)
Total distributions	(0.036)	(0.050)	(0.043)	(0.023)	(0.009)
NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000
Total return[2]	3.66%	5.14%	4.35%	2.34%	0.87%
NET ASSETS, END OF YEAR (000s)	$1,029,019	$466,229	$446,632	$183,230	$107,426
Ratios to average net assets:
Gross expenses[3]	0.49%	0.49%[4]	0.51%	0.51%	0.52%
Net expenses[3,5,6]	0.30	0.35 [4]	0.32	0.30	0.30
Net investment income	3.38	5.02	4.42	2.37	0.88

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the fund’s share of Prime Cash Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class SVB Shares will not exceed 0.35% for the years ended August 31, 2008, 2007 and 2006 and 0.30% for the years ended August 31, 2005 and 2004.

30½SVB Securities Horizon Shares

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

SVB Securities Horizon Shares

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the fund at 800-331-1792, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-6740)
FD02408 12/08

Filed under Rule 497(c)
File Nos. 33-49552
811-6740
December 31, 2008
Legg Mason Partners Institutional Trust

Citi SM Institutional Liquid Reserves
Citi SM Institutional U.S. Treasury Reserves
Citi SM Institutional Tax Free Reserves
Citi SM Institutional Cash Reserves

55 Water Street
New York, New York 10041
(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectuses, dated December 31, 2008, for Class A shares, SVB Securities Liquid Reserves Shares and SVB Securities Institutional Liquid Reserves Shares of Citi Institutional Liquid Reserves (“Liquid Reserves”), Class A shares of Citi Institutional U.S. Treasury Reserves (“U.S. Treasury Reserves”), Citi Institutional Tax Free Reserves (“Tax Free Reserves”) and Class O shares, Class S shares, Class L shares, Class I shares, and SVB Securities Horizon Shares of Citi Institutional Cash Reserves (“Cash Reserves” and, collectively, as the “funds”). This SAI incorporates by reference financial statements that can be found in the funds’ Annual Reports to Shareholders. An investor may obtain copies of the funds’ Prospectuses and Annual Reports without charge by contacting a service agent (as defined below), or by writing or calling the funds’ at the address or phone number set forth above.

          As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. The funds are series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of each fund’s predecessor.

          Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the funds and portfolios (as defined below) and provides certain oversight services to each fund and each portfolio. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund and each portfolio as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, is the funds’ sole and exclusive distributor. Shares of each fund are continuously offered by the distributor and may be purchased from banks, brokers, dealers, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “service agent”). The distributor and service agents may receive fees from the funds pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

          The Trust invests all of the investable assets of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves in Liquid Reserves Portfolio (formerly Cash Reserves Portfolio), U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, respectively (collectively, the “portfolios”), each a series of Master Portfolio Trust, a Maryland business trust. “Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of the funds. Legg Mason and its affiliates, including the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citibank.

          FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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MASTER/FEEDER STRUCTURE

          Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, respectively. Each of Liquid Reserves Portfolio, U.S. Treasury Reserves and Prime Cash Reserves Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has the same investment objectives and policies as its corresponding fund.

          The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio. Each fund may withdraw its investment in its portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If a fund were to withdraw its investment in its portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

          Each portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a portfolio will notify its corresponding fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a fund to withdraw its investment in its portfolio.

          The portfolios, as series of a Maryland business trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a portfolio is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When a fund is asked to vote on matters concerning its corresponding portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

          The portfolios may sell interests to investors in addition to the funds. These investors may be funds which offer shares to their shareholders with different costs and expenses than the funds. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

          Information about other holders of interests in the portfolios is available from LMIS.

          Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves may, in the future, convert to a fund of funds structure. In a fund of funds structure, the funds invest all or a portion of their assets in multiple investment companies.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

Investment Objectives

          The investment objective of Liquid Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

          The investment objective of U.S. Treasury Reserves is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

          The investment objectives of Tax Free Reserves are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

          The investment objective of Cash Reserves is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

          The investment objectives of each fund may be changed without approval by that fund’s shareholders.

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Principal Investment Strategies

          The Trust seeks to achieve the investment objectives of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves by investing all of its investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, respectively. Each portfolio has the same investment objectives and policies as its corresponding fund.

          Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves will correspond directly to those of the portfolios in which they invest, the following applies to both the funds and the portfolios, as applicable.

          A fund may withdraw its investment from its corresponding portfolio at any time, if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the fund to do so. If any fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the investment policies described below.

          Except for Tax Free Reserves’ policy to invest at least 80% of its assets in certain municipal obligations, the approval of a fund’s shareholders would not be required to change that fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in a portfolio would not be required to change that portfolio’s investment objectives or any of its investment policies except with respect to the policy of Tax Free Reserves Portfolio to invest at least 80% of its assets in certain municipal obligations, as discussed below. If, however, either U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

          Liquid Reserves and Cash Reserves. Liquid Reserves invests all of its investable assets in Liquid Reserves Portfolio. Cash Reserves invests all of its assets in Prime Cash Reserves Portfolio. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers; commercial paper and asset-backed securities; obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. Each portfolio may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

          U.S. Treasury Reserves. U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio under normal circumstances invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds. Although the portfolio invests in U.S. government obligations, an investment in the portfolio is neither insured nor guaranteed by the U.S. government. Although the portfolio is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the portfolio will maintain a shorter maturity. The portfolio may not generate as high a yield as other funds with longer weighted average maturities.

          Tax Free Reserves. Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio invests at least 80% of its assets in short-term high quality municipal obligations (“municipal securities”) whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. The rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities. Subject to this 80% policy, the portfolio may invest in high quality securities that pay interest that is subject to federal income tax or the AMT. The portfolio may invest more than 25% of its assets in participation interests in municipal securities that are issued by banks and/or backed by bank obligations.

          Each of the funds and the portfolios, other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature that substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. None of the funds intends to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk but these derivatives may not perform as intended.

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INVESTMENT PRACTICES AND RISK FACTORS

          The funds’ and the portfolios’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds and the portfolios, and contains more information about the various types of securities in which each fund and each portfolio may invest and the risks involved in such investments.

Liquid Reserves and Cash Reserves

          Liquid Reserves invests all of its investable assets in Liquid Reserves Portfolio. Cash Reserves invests all of its assets in Prime Cash Reserves Portfolio. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Liquid Reserves Portfolio and Prime Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by each portfolio (on a dollar-weighted basis) is 90 days or less. All investments by each portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an “NRSRO”) assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser under procedures approved by the Board) and are determined by the subadviser under procedures approved by the Board to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio each may hold uninvested cash reserves pending investment. Under the 1940 Act, Liquid Reserves, Liquid Reserves Portfolio, Cash Reserves and Prime Cash Reserves Portfolio are each classified as “diversified,” although in the case of Liquid Reserves and Cash Reserves, all of its assets are invested in Liquid Reserves Portfolio and Prime Cash Reserves Portfolio, respectively. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio invest, under normal circumstances, in:

          (1) Bank obligations — Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of each portfolio’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the portfolios’ assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

          Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. Each portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that each portfolio at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

          Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the portfolios, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on each portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

          U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that

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meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the portfolios. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. Each portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Liquid Reserves Portfolio and Prime Cash Reserves Portfolio do not purchase any bank obligation of any affiliate of the subadviser.

          Since Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may hold investments in non-U.S. bank obligations, an investment in Liquid Reserves or Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the portfolios, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the portfolios. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

          The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

          U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

          Non-U.S. banks in whose obligations Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

          (2) Obligations of, or guaranteed by, non-U.S. governments. Each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

          (3) Commercial paper. Commercial paper (unsecured) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or, if not rated, determined to be of comparable quality by the subadviser under procedures approved by the Board, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody’s or AAA by Standard & Poor’s.

          Liquid Reserves Portfolio and Prime Cash Portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various

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protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

          Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. See also paragraph (6) below.

          (4) Obligations of, or guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored entities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes that have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. For example, the fund may invest in securities that are issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these government-sponsored enterprises in the future.

          (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See “Other Investment Techniques - Repurchase Agreements” below for a description of repurchase agreements.)

          (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the funds, since the funds may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, each of Liquid Reserves Portfolio and Prime Cash Reserves Portfolio may invest in other asset-backed securities.

          (7) Mortgage-backed securities (“MBS”) issued by government or private issuers. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

          Liquid Reserves Portfolio and Prime Cash Portfolio may invest in MBS that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPVs”) or structured investment vehicles (“SIVs”)) and other entities that acquire and package mortgage loans for resale as MBS.

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          Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

          In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

          The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

          Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

          (8) Structured Instruments. See “Other Investment Techniques-- Structured Instruments” below for a description of Structured Instruments.

          (9) Other short-term debt securities that meet the credit and maturity requirements of the fund.

          (10) Municipal Obligations: See “Tax Free Reserves--Municipal Obligations” below for a description of Municipal Obligations.

          Liquid Reserves Portfolio and Prime Cash Reserves Portfolio do not purchase securities which the portfolios believe, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the portfolios’ investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the portfolios’ investments, the effect may be to reduce the income received by the portfolios on such investments or to prevent the portfolios from receiving any value in U.S. dollars from its investment in non-U.S. securities.

U.S. Treasury Reserves

          U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks to achieve its investment objective by investing in obligations of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements. All investments by the portfolio are in “first tier” securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser under procedures approved by the Board) and are determined by the subadviser under procedures approved by the Board to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash pending investment.

Tax Free Reserves

          Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio. Tax Free Reserves Portfolio seeks to achieve its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on

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behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation or other interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the AMT, are referred to herein as “Municipal Obligations.”) Under normal market conditions, Tax Free Reserves Portfolio invests at least 80% of its assets in Municipal Obligations and interests in Municipal Obligations that pay interest that is exempt from federal income tax, including the AMT. Tax Free Reserves Portfolio’s policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations may not be changed without investor approval.

          In determining the tax status of interest on Municipal Obligations, the subadviser relies on opinions of bond counsel who may be counsel to the issuer. Although the portfolio will attempt to invest 100% of its assets in Municipal Obligations, the portfolio reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the AMT. The portfolio may invest more than 25% of its assets in participation certificates in Municipal Obligations issued or backed by banks. In view of this possible “concentration” in bank participation certificates, an investment in Tax Free Reserves shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See “Variable Rate Instruments and Participation Interests” below.) Tax Free Reserves Portfolio may hold uninvested cash reserves pending investment. Tax Free Reserves Portfolio’s investments may include “when-issued” or “forward delivery” Municipal Obligations, stand-by commitments and taxable repurchase agreements.

          Tax Free Reserves Portfolio is non-diversified which means that it is not subject to certain statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. However, the portfolio is required under the rules applicable to money market funds to diversify its portfolio. Furthermore, Tax Free Reserves intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order so to qualify under current law, at the close of each quarter of the fund’s taxable year, at least 50% of the value of the fund’s total assets must be represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the fund’s total assets may be invested in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, in securities (other than securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in securities of one or more “qualified publicly traded partnerships”. Tax Free Reserves Portfolio may, however, invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. This concentration may present greater risks than in the case of a diversified company.

          All investments by Tax Free Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the portfolio’s securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by Tax Free Reserves Portfolio are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See “Variable Rate Instruments and Participation Interests” below.)

          All investments by Tax Free Reserves Portfolio are “eligible securities,” that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser on the basis of its credit evaluation of the obligor or, if applicable, of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See “Variable Rate Instruments and Participation Interests” below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See “Ratings of Municipal Obligations” in Appendix A to this SAI.)

          Municipal Obligations

          Tax Free Reserves Portfolio invests at least 80% of its assets, under normal circumstances, in Municipal Obligations, including:

          (1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody’s or within the AAA or AA categories by Standard & Poor’s or Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the subadviser under procedures approved by the Board on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. See “Municipal Bonds” below.

          (2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the subadviser under procedures approved by the Board. See “Municipal Notes” below.

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          (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by the subadviser under procedures approved by the Board. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          To the extent that the ratings given to the Municipal Obligations or of other securities held by Tax Free Reserves Portfolio are altered due to changes in any of the Moody’s, Standard & Poor’s or Fitch ratings systems (see Appendix A to this SAI for an explanation of these rating systems), the subadviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus for Tax Free Reserves.

          The Trustees have determined that any Municipal Obligation that depends directly, or indirectly, through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are “eligible securities” (e.g., within the two highest ratings assigned by Moody’s, Standard & Poor’s or Fitch or, if not rated, are of comparable quality as determined by the subadviser under procedures approved by the Board), or where the obligations are not freely transferable, Tax Free Reserves Portfolio will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

          Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

          In addition, certain kinds of private activity bonds (“PABs”) are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by the portfolio will have liquidity because they generally will be supported by demand features to “high quality” banks, insurance companies or other financial institutions.

          Municipal bonds may be issued as “zero-coupon” obligations. Zero-coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Tax Free Reserves Portfolio is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for the portfolio to liquidate investments in order to satisfy its dividend requirements.

          Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

          For an explanation of the ratings of Municipal Obligations by Moody’s, Standard & Poor’s and Fitch, see Appendix A to this SAI.

          Municipal Lease Obligations. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by

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the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or if sold, may not fully cover the fund’s exposure. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board.

          Variable Rate Instruments and Participation Interests. Tax Free Reserves Portfolio may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the portfolio may purchase are Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party (called a liquidity feature). A participation interest in a Municipal Obligation gives Tax Free Reserves Portfolio an undivided interest in the Municipal Obligation in the proportion that the portfolio’s participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

          Variable rate demand instruments in which Tax Free Reserves Portfolio may invest include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

          The variable rate instruments in which Tax Free Reserves Portfolio’s assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which Tax Free Reserves Portfolio may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the portfolio receiving a variable rate on its investment. The subadviser has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by Tax Free Reserves Portfolio, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the portfolio may subscribe. An unrated variable rate instrument may be determined to meet the portfolio’s high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the portfolio discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality,” no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet Tax Free Reserves Portfolio’s high quality criteria.

          Participation interests in Municipal Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the subadviser to meet the prescribed quality standards of Tax Free Reserves Portfolio. Tax Free Reserves Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the portfolio’s participation in the security, plus accrued interest. Tax Free Reserves Portfolio intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the portfolio in order to facilitate withdrawals from the portfolio, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the portfolio’s high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of Tax Free Reserves Portfolio. With respect to insurance, Tax Free Reserves Portfolio will attempt to have the issuer of the participation interest bear the cost of the insurance, although the portfolio may also purchase insurance, in which case the cost of insurance will be an expense of the portfolio. Although participation interests may be sold, Tax Free Reserves Portfolio intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the portfolio will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

          In view of the possible concentration of Tax Free Reserves Portfolio in participation interests in Municipal Obligations issued by banks and/or secured by bank letters of credit or guarantees, an investment in Tax Free Reserves should be made with an

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understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

          Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed-income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Because of the variable rate nature of the instruments, when prevailing interest rates decline Tax Free Reserves Portfolio’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, Tax Free Reserves Portfolio’s yield will increase and its shareholders will have reduced risk of capital depreciation.

          For purposes of determining whether a variable rate instrument held by Tax Free Reserves Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the portfolio is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the portfolio’s dollar-weighted average portfolio maturity.

          Structured Instruments. See “Other Investment Techniques-- Structured Instruments” below for a description of Structured Instruments.

          Stand-By Commitments. When Tax Free Reserves Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. Tax Free Reserves Portfolio also may acquire stand-by commitments from broker/dealers. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the portfolio’s option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a “put” option acquired by Tax Free Reserves Portfolio with respect to a particular Municipal Obligation held in the portfolio’s portfolio.

          The amount payable to Tax Free Reserves Portfolio upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the portfolio. Absent unusual circumstances relating to a change in market value, the portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Tax Free Reserves Portfolio values stand-by commitments at zero for purposes of computing the value of its net assets.

          The stand-by commitments that Tax Free Reserves Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the portfolio and the maturity of the underlying security will generally be different from that of the commitment.

          Taxable Securities. Although under normal circumstances Tax Free Reserves Portfolio attempts to invest 100% of its net assets in Municipal Obligations, the portfolio may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which Tax Free Reserves Portfolio may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. In addition, for temporary defensive purposes, Tax Free Reserves Portfolio may invest without limit in taxable securities. The kinds of taxable securities in which Tax Free Reserves Portfolio’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Liquid Reserves and Cash Reserves” above for a description of

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these types of investments. As described above, Tax Free Reserves Portfolio’s assets may also be invested in Municipal Obligations which are subject to an AMT.

Other Investment Techniques

          The following pertains to each fund and portfolio:

          Structured Instruments. Each of the funds and portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio) may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund or portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

          Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund or portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a fund or portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a fund or portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

          “When-Issued” Securities. Each of the funds and portfolios may purchase securities on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place beyond customary settlement time (but normally within 45 days after the date of the fund’s or portfolio’s commitment to purchase). Although the funds and portfolios will only make commitments to purchase “when-issued” or “forward delivery” securities with the intention of actually acquiring them, the funds and portfolios may sell these securities before the settlement date if deemed advisable by the subadviser.

          Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of a fund consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the fund’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the fund’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the portfolio’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

          Repurchase Agreements. Each of the funds and portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the fund to resell the instrument at a fixed price and time, thereby determining the yield during the fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans by the fund to the seller under the 1940 Act. All repurchase agreements entered into by the funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the

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amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the subadviser believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement, a fund may suffer time delays and incur costs in connection with the disposition of the collateral. The subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds. A fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 10% of the fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement.

          Reverse Repurchase Agreements. A reverse repurchase agreement is a transaction in which a fund or a portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund or portfolio agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund or portfolio received when it sold the instrument, representing the equivalent of an interest payment by the fund or portfolio for the use of the cash.

          A fund or portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes.

          Reverse repurchase agreements have the characteristics of borrowing and are a form of leverage. As a result, the use of reverse repurchase agreements by a fund or portfolio may exaggerate any interim increase or decrease in the value of the fund’s or portfolio’s assets.

          At the time a fund or portfolio enters into a reverse repurchase agreement, it will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s or portfolio’s obligation under the agreements. A fund’s or portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Although a qualifying reverse repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement.

          Lending of Securities. Consistent with applicable regulatory requirements and in order to generate income, each of the funds and portfolios may lend its securities to broker/dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (“NYSE”) (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund or a portfolio would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund or portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would receive any income generated by the fund’s or the portfolio’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund or portfolio with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund or portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund or portfolio could suffer loss if the loan is terminated and the fund or portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the fund does lend securities, it is not intended that the value of the securities loaned by a fund or portfolio would exceed 33 1/3% of the value of its net assets.

          Private Placements and Illiquid Investments. Each fund or portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. If, due to subsequent fluctuations in value or any other reasons, the value of a fund’s or portfolio’s illiquid securities exceeds this percentage limitation, the fund or portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund or portfolio to sell them promptly at an acceptable price.

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Commodity Exchange Act Registration

          The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund and portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

INVESTMENT POLICIES

          Each fund and portfolio has adopted the following fundamental investment policies. Fundamental investment policies may not be changed with respect to a fund or a portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the fund or portfolio, defined under the 1940 Act as the lesser of (i) 67% or more of the voting power of the fund or portfolio present at a meeting, if holders of more than 50% of the voting power of the fund or portfolio are present or represented by proxy, or (ii) more than 50% of the voting power of the fund or portfolio. The Board may change non-fundamental restrictions at any time.

          Whenever a fund is requested to vote on a change in the fundamental investment policies of a portfolio, the fund will either call a meeting of its shareholders and will vote its shares in the portfolio in accordance with instructions it receives from its shareholders, or vote its shares in a portfolio in the same proportion as the vote of all other investors in the portfolio.

          If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restrictions.

          Each fund’s and portfolio’s investment objective is non-fundamental.

Fundamental Investment Policies

          Each fund’s and portfolio’s fundamental policies are as follows:

          (1) The fund or portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (2) The fund or portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (3) The fund or portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (4) The fund or portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (5) The fund or portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (6) The fund or portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (7) The fund or portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each fund, other than U.S. Treasury Reserves, and each portfolio, other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to Tax Free Reserves and Tax Free Reserves Portfolio, bank participation interests in municipal obligations.

          For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

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          With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds and portfolios do not contemplate borrowing money for leverage, but if a fund or portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund or portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund or portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund or portfolio may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund or portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

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          With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund and portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund and portfolio as to how to classify issuers within or among industries.

          Each fund’s and portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policy

          As a fundamental policy, under normal market conditions, each of Tax Free Reserves and Tax Free Reserves Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the AMT.

Diversification

          Liquid Reserves, Cash Reserves, U.S. Treasury Reserves, Liquid Reserves Portfolio, Prime Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio are each currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s or portfolio’s total assets would be invested in securities of that issuer, or (b) a fund or portfolio would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a fund or portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

          Tax Free Reserves and Tax Free Reserves Portfolio are each currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund is not subject to the limitations described above. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, each of the fund or portfolio may change its classification from non-diversified to diversified without shareholder approval.

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MANAGEMENT

          The business and affairs of each fund and each portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of each fund and each portfolio and who execute policies authorized by the Board.

          The current Trustees, including the Trustees of each fund and each portfolio who are not “interested persons” of such fund or portfolio (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of each fund and each portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002-2007) and Director, Alzheimer’s Association (New England Chapter) (1998-2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003)	68	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	68

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68

Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee and Officer:

R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/ Director of 164 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	Former trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (from 1996-2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessor (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

          Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

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          The Board has four standing Committees: the Audit Committee, the Nominating and Governance Committee (referred to as the Nominating Committee), the Investment and Performance Committee (referred to as the Performance Committee) and the Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

          The Audit Committee oversees, among other things, the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

          The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

          The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

          •          whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

          •          the contribution that the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

          The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

          The Pricing Committee is charged with determining the fair value prices for securities when required.

          The portfolios are also governed by a Board, which has the same committees as the funds’ Board.

          The Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on boards of Legg Mason Partners funds. The Board met 11 times during the funds’ and portfolios’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees are recently established committees of the Board and met 4, 4, 6 and 12 times, respectively, during the funds’ and portfolios’ last fiscal year.

          The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

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	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee

Name of Trustee	Liquid Reserves	U.S. Treasury Reserves	Tax Free Reserves	Cash Reserves

Independent Trustees
Elliott J. Berv	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	$10,001-$50,000
Jane F. Dasher	None	None	None	None	Over $100,000
Mark T. Finn	None	None	None	None	$10,001-$50,000
Rainer Greeven	None	None	None	None	None
Stephen Randolph Gross	None	None	None	None	None
Richard E. Hanson, Jr	None	None	None	None	Over $100,000
Diana R. Harrington	None	None	None	$10,001-50,000	$10,001-$50,000
Susan M. Heilbron	None	None	None	None	None
Susan B. Kerley	None	None	None	None	$1-$10,000
Alan G. Merten	None	None	None	None	$1-$10,000
R. Richardson Pettit	None	None	None	None	$10,001-$50,000

Interested Trustee
R. Jay Gerken	None	None	None	None	Over $100,000

          As of December 1, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, subadviser or distributor of the funds.

          Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

          Each fund pays a pro rata share of the Trustee fees based upon asset size. Each of the funds currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, $2,500 for each committee meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

          The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

					Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/07(1)	Number of Funds in Fund Complex Overseen by Trustee
	Aggregate Compensation from the Funds for the Fiscal Year Ended August 31, 2008

Name of Trustee	Liquid Reserves	U.S. Treasury Reserves	Tax Free Reserves	Cash Reserves

Independent Trustees
Elliott J. Berv	$23,186	$10,272	$2,590	$9,982	(1)	$506,630	68
A. Benton Cocanougher	25,757	11,343	2,863	10,988	(1)	725,864	68
Jane F. Dasher	23,398	10,342	2,613	10,046	$0	202,625	68
Mark T. Finn	23,186	10,272	2,590	9,982	(1)	505,579	68
Rainer Greeven	23,182	10,242	2,583	9,947	0	188,500	68
Stephen Randolph Gross	24,434	10,962	2,715	10,412	(1)	529,413	68
Richard E. Hanson, Jr	23,262	10,242	2,591	9,941	0	192,775	68
Diana R. Harrington	24,468	11,077	2,730	10,508	(1)	556,295	68
Susan M. Heilbron	23,186	10,272	2,590	9,982	0	190,500	68
Susan B. Kerley	23,251	10,259	2,586	9,984	(1)	417,484	68
Alan G. Merten	22,977	10,142	2,562	9,839	(1)	604,757	68
R. Richardson Pettit	23,034	10,262	2,582	9,940	(1)	620,476	68

Interested Trustee
R. Jay Gerken(2)	0	0	0	0	0	0	149

(1)

Pursuant to prior retirement plans, certain Trustees received aggregate retirement benefits from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Under the retirement plans, these benefits were paid in 2007 in a lump sum (calculated on a net present value basis). Certain funds previously overseen by these Trustees paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed applicable funds an amount equal to 50% of these benefits. The portions of these benefits paid by the fund complex and, if applicable, the funds for the periods shown above are included in the table.

(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

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          As of December 1, 2008, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each fund.

          As of December 1, 2008, to the knowledge of each fund, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Shareholder Name & Address	Percentage of Shares

Cash Reserves	Class O	Citigroup Global Markets Inc.	17.31%
		333 West 34th Street 7th Floor
		New York, NY 10001-2402

	Class O	Goldman Sachs Global Cash Services	13.22%
		FBO Goldman Sachs & Co
		71 S Wacker Drive
		Chicago, IL 60606-4673

	Class O	Bear Stearns Securities Corp	9.42%
		FBO Federal Home Loan Mortgage Corp.
		One Metrotech Center North
		Brooklyn, NY 11201-387

	Class O	Mellon Bank	7.10%
		1 Mellon Bank Center
		Pittsburg, PA 15258-0001

	Class S	CitiBank Global Cash Mgt	29.03%
		1 Penns Way
		New Castle, DE 19720-2437

	Class S	ANP Funding LLC	21.01%
		62 Forest Street
		Marlborough, MA 01752-3028

	Class S	CitiBank NA FBO ANP MMR	20.94%
		111 Wall Street
		New York, NY 10005-3509

	Class S	Southwest Cheese Company LLC	8.88%
		1141 Curry County Road
		Clovis, NM 88101

	Class S	CitiBank NA	8.32%
		4 Parkway North
		Deerfield, IL 60015-2542

	Class L	CitBank NA as Trustee FBO	10.28%
		Lloyd’s US Situs Credit for Reinsurance
		TR Fund Syndicate
		2008 Shelbourne
		111 Wall Street
		New York, NY 10043-1000

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Fund	Class	Shareholder Name & Address	Percentage of Shares

	Class L	CitBank NA as Trustee FBO	8.91%
		Lloyd’s US Situs Credit for Reinsurance
		TR Fund Syndicate
		2003 Catlin Underwriting Agency
		C/O CitiBank WWSS/Foreign Trade
		111 Wall Street
		New York, NY 10043-1000

	Class L	CitBank NA as Trustee FBO	5.26%
		Lloyd’s US Situs Credit for Reinsurance
		TR Fund Syndicate
		2003 Catlin Underwriting Agency
		C/O CitiBank WWSS/Foreign Trade
		111 Wall Street
		New York, NY 10043-1000

U.S. Treasury
Reserves		Mellon Bank	10.17%
		1 Mellon Bank
		Pittsbury, PA 15258-0001

		Ridge Clearing & Outsourcing	9.45%
		Solutions Inc
		2 Journal Square
		Jersey City, NJ 07306-4006

		CitiBank NA	5.74%
		Glencel Kinch & Dorsey Kim
		333 West 34th Street
		New York, NY 10001-2402

Liquid Reserves	Class A	CitiBank NA	9.57%
		Glencel Kinch & Dorsey Kim
		333 West 34th Street
		New York, NY 10001-2402

	Class A	East – West Bank	5.30%
		Treasury Department
		135 N Los Robles Ave
		Pasadena, CA 91101-4526

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

          LMPFA serves as investment manager and provides administrative and certain oversight services to each of the funds and the portfolios, pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as investment manager of other Legg Mason-sponsored funds. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset

26

management company. As of September 30, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $841.9 billion.

          The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a sub-advisory agreement, as described below.

          As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of each fund or portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the funds’ and portfolios’ transfer agents, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s and portfolio’s existence; and (v) maintaining the registration or qualification of each fund’s and portfolio’s shares under federal and state laws.

          Each Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a vote of a majority of the outstanding voting securities of such fund or portfolio (as defined in the 1940 Act), and (b) in either case, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

          Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund or portfolio on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

          Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the manager is not protected against any liability to the fund or portfolio to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its duties or reckless disregard of its obligation and duties under the Management Agreement.

          Prior to August 1, 2006, CFM served as the manager of the funds and the portfolios. CFM is also a wholly-owned subsidiary of Legg Mason.

          Subject to such policies as the Board of a portfolio or a fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for each portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves are provided through its corresponding portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to such funds. In addition, the manager provides certain administrative services to each fund and each portfolio under the Management Agreements.

          The Management Agreement for each of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves provides for the payment of a fee at an annual rate based on the fund’s average daily net assets in accordance with the following schedule, less the amount, if any, of the fund’s share of the management fees payable by the portfolio in which it invests:

0.250% of the first $1 billion of average daily net assets;
0.225% of the next $1 billion;
0.200% of the next $3 billion;
0.175% of the next $5 billion; and
0.150% of net assets in excess of $10 billion.

          Prior to October 1, 2005, each of Liquid Reserves and U.S. Treasury Reserves paid management fees of 0.250% of the fund’s average daily net assets. Prior to October 1, 2005, Tax Free Reserves paid management fees of 0.300% of the fund’s average daily net assets.

          Cash Reserves pays management fees of 0.20% of the fund’s average daily net assets less the amount, if any, of the fund’s share of the management fees payable by the portfolio in which it invests.

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          The manager may reimburse a fund or portfolio or waive all or a portion of its management fees.

          Liquid Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Liquid Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $34,276,548. For the fiscal year ended August 31, 2007, the aggregate fees paid by Liquid Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $43,681,085. For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $28,130,222.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by Liquid Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $2,106,837. For the fiscal year ended August 31, 2007, the aggregate fees paid by Liquid Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $3,427,144. For the fiscal year ended August 31, 2006, the aggregate fees paid by Liquid Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $5,305,617.

          U.S. Treasury Reserves: For the fiscal year ended August 31, 2008, the fees paid by U.S. Treasury Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $9,139,696. For the fiscal year ended August 31, 2007, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $1,527,313. For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $1,111,884.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by U.S. Treasury Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $5,511,945. For the fiscal year ended August 31, 2007, the aggregate fees paid by U.S. Treasury Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $1,146,011. For the fiscal year ended August 31, 2006, the aggregate fees paid by U.S. Treasury Reserves to the manager, or to its affiliates, the subadviser and CFM, after waivers, were $781,455.

          Tax Free Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Tax Free Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $3,576,058. For the fiscal year ended August 31, 2007, the aggregate fees paid by Tax Free Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $2,400,518. For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $2,847,798.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $659,747. For the fiscal year ended August 31, 2007, the aggregate fees paid by Tax Free Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $281,339. For the fiscal year ended August 31, 2006, the aggregate fees paid by Tax Free Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $418,644.

          Cash Reserves: For the fiscal year ended August 31, 2008, the aggregate fees paid by Prime Cash Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $10,972,070. For the fiscal year ended August 31, 2007, the aggregate fees paid by Prime Cash Reserves Portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $6,719,081. For the fiscal year ended August 31, 2006, the aggregate fees paid by Prime Cash Reserves Portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers and reimbursements, were $5,053,048.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by Cash Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $0. For the fiscal year ended August 31, 2007, the aggregate fees paid by Cash Reserves to the manager, and to its affiliate, the subadviser, after waivers, were $1,816,322. For the fiscal year ended August 31, 2006, the aggregate fees paid by Cash Reserves to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $1,391,641.

Subadviser

          Western Asset provides the day-to-day portfolio management for each fund and each portfolio as subadviser, pursuant to a sub-advisory agreement with respect to such fund or portfolio (each, a “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

          Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s or portfolio’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

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          Each Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually with respect to a fund or portfolio (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

          The Board or a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ or less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Sub-Advisory Agreement except with the subadviser’s consent.

          The Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

          As compensation for its services, including the services of any consultants retained by the subadviser, the manager pays to the subadviser out of the management fee the manager receives from a fund or portfolio a fee equal to 70% of the management fee, net of expense waivers and reimbursements.

Expenses

          In addition to amounts payable under the Management Agreements and, with respect to the funds, the 12b-1 Plan (as discussed below), each fund and each portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund or portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in

29

connection with the purchase or sale of the fund’s or portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s or portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s or portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or the portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof; meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

          Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the funds’ and portfolios’ Prospectuses. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class, or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

          A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily foregone or reimbursed by the manager to the fund or portfolio during the same fiscal year if the fund’s or portfolio’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund or portfolio, in the fund’s or portfolio’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

          LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the funds’ sole and exclusive distributor pursuant to written agreements (the “Distribution Agreement”).

          For the period from December 1, 2005 to November 30, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, served as the funds’ co-distributor, along with LMIS. Prior to December 1, 2005, CGMI served as the funds’ distributor.

          Under the Distribution Agreement, the distributor is appointed as exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which each fund issues only the number of shares actually sold.

          The Distribution Agreement is renewable from year to year, with respect to each fund, if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

          The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

          LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

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Services and Distribution Plan

          The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, each fund may pay monthly fees to LMIS at an annual rate not to exceed the following:

Fund — Class	Total Service and/or Distribution as a Percentage of Daily Net Assets

Liquid Reserves — Class A	0.10%
Liquid Reserves — SVB Securities Liquid Reserves Shares	0.45%
Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares	0.10%
U.S. Treasury Reserves — Class A	0.10%
Tax Free Reserves	0.10%
Cash Reserves — Class I	0.35%
Cash Reserves — Class L	0.10%
Cash Reserves — Class O	0.60%
Cash Reserves — Class S	0.25%
Cash Reserves — SVB Securities Horizon Shares	0.27%

          Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

          Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the funds for distribution services and for preparation, printing, and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. Each fund also may make payments to the distributor and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

          Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the applicable 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

          The 12b-1 Plan recognizes that various service providers to the funds, such as their manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits, or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds, the payments are deemed to be authorized by the 12b-1 Plan.

          Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

          Payments made by each fund for the past three fiscal years under the 12b-1 Plan are set forth below.

          Liquid Reserves — Class A Shares: For the fiscal years ended August 31, 2006, 2007 and 2008, all fees payable from Class A shares of Liquid Reserves to LMIS and CGMI, as applicable, under its 12b-1 Plan were voluntarily waived.

          Liquid Reserves — SVB Securities Liquid Reserves Shares: For the fiscal years ended August 31, 2006, 2007 and 2008, SVB Securities Liquid Reserves Shares paid, after waivers, $887,477, $828,288 and $782,059 respectively, to service agents under the 12b-1 Plan.

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          Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares: For the fiscal years ended August 31, 2006, 2007 and 2008, SVB Securities Institutional Liquid Reserves Shares paid, after waivers, $3,740,217, $4,154,769 and $3,286,124 respectively, to service agents under the 12b-1 Plan.

          U.S. Treasury Reserves — Class A: For the fiscal years ended August 31, 2006, 2007 and 2008, all fees payable from Class A shares of U.S. Treasury Reserves to LMIS and CGMI, as applicable, under the 12b-1 Plan were voluntarily waived.

          Tax Free Reserves: For the fiscal years ended August 31, 2006, 2007 and 2008, all fees payable from Tax Free Reserves to LMIS and CGMI, under the 12b-1 Plan were voluntarily waived.

          Cash Reserves — Class I was not operational during the fiscal year ended August 31, 2008 and did not make any payments to LMIS or CGMI under the 12b-1 Plan.

          Cash Reserves — Class L: For the fiscal years ended August 31, 2006, 2007 and 2008, Class L shares paid, after waivers, $336,876, $267,356 and $326,455, respectively, to LMIS and CGMI, as applicable, under the 12b-1 Plan.

          Cash Reserves — Class S: For the fiscal years ended August 31, 2006, 2007 and 2008, Class S shares paid, after waivers, $819,408, $956,543 and $952,644, respectively, to LMIS and CGMI, as applicable, under the 12b-1 Plan.

          Cash Reserves — Class O: For the fiscal years ended August 31, 2006, 2007, and 2008, all fees payable from Class O shares to LMIS and CGMI, under the 12b-1 Plan were voluntarily waived

          Cash Reserves — SVB Securities Horizon Shares: For the fiscal years ended August 31, 2006, 2007 and 2008, SVB Securities Horizon Shares paid, after waivers, $497,431, $904,522 and $1,250,644 respectively, to service agents under the 12b-1 Plan.

          For the fiscal year ended August 31, 2008, LMIS incurred the following distribution expenses under the 12b-1 Plan for each fund. Distribution expenses may include compensation of service agents, advertising, printing and mailing of prospectuses, support services and overhead expense.

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing	Total

Liquid Reserves — Class A Shares	$0	$4,189,036	$0	$0	N/A	$4,189,036
Liquid Reserves — SVB Securities Liquid Reserves Shares*	0	0	0	0	N/A	*
Liquid Reserves — SVB Securities Institutional Liquid Reserves Shares*	0	0	0	0	N/A	*
U.S. Treasury Reserves — Class A Tax Free Reserves	0	0	0	0	N/A	0
Cash Reserves — Class I	0	0	0	0	N/A	0
Cash Reserves — Class L	0	323,931	0	0	N/A	323,931
Cash Reserves — Class S	0	2,112,500	0	0	N/A	2,112,500
Cash Reserves — Class O	0	0	0	0	N/A	0
Cash Reserves — SVB Securities Horizon Shares*	0	0	0	0	N/A	*

*

For the fiscal year ended August 31, 2008, all payments made under the 12b-1 Plan for SVB Securities Institutional Liquid Reserves Shares, SVB Securities Liquid Reserves Shares, classes of Citi Institutional Liquid Reserves, and SVB Securities Horizon Shares, a class of Cash Reserves, were paid directly to SVB Securities as service agent for such classes.

          In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees.

Dealer Commissions and Concessions

          From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’

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distributor or manager may make expense reimbursements for special training of a dealer’ s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, each of the funds, the portfolios and their manager, subadviser and distributor has adopted a Code of Ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds or portfolios. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

          Copies of the Codes of Ethics of the funds, the portfolios and their manager, subadviser and distributor are on file with the SEC.

Proxy Voting Policies & Procedures

          Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

          LMPFA delegates the responsibility for voting proxies for the funds and portfolios, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds or portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds or portfolios, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds and portfolios as required for the funds and portfolios to comply with applicable rules under the 1940 Act.

          The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the funds’ and portfolios’ portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund and portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Counsel

          Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund and portfolio.

          Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

          KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the portfolios’ and the funds’ financial statements and financial highlights for the fiscal year ending August 31, 2009.

Custodian and Transfer Agents

          State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds and the portfolios. State Street, among other things, maintains a custody account or accounts in the name of the funds and the portfolios; receives and delivers all assets for the funds and the portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds and the portfolios; and makes disbursements on behalf of the funds and the portfolios. State Street neither determines the funds’ or the portfolios’ investment policies, nor decides which securities the funds and the portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds and the portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ and the portfolios’ securities lending agent and in that case would receive a share of the income generated by such activities.

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          Each of the funds has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS acts as a co-transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

          PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, also serves as a co-transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions.

PURCHASE OF SHARES

          Investors may purchase shares from a service agent. In addition, certain investors, including retirement plans purchasing through certain service agents, may purchase shares directly from the funds.

          For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the funds’ Prospectuses.

REDEMPTION OF SHARES

General

          The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s or portfolio’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

          If a shareholder holds shares in more than one class, any request for redemption must specify, among other things, the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

          The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

          Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Involuntary Redemptions of Shares

          Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer). See “Issuance and Redemption of Shares”.

EXCHANGE PRIVILEGE

General

          The exchange privilege enables shareholders to acquire shares in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The funds reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

          Shares of each of the funds, other than Citi Institutional Cash Reserves, Liquid Reserves SVB Securities Liquid Reserves Shares and Liquid Reserves SVB Securities Institutional Liquid Reserves Shares, may be exchanged for shares of any other fund offered in the CitiFunds family of funds.

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Additional Information Regarding the Exchange Privilege

          The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the Prospectus.

          During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

          The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a service agent, their service agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

          The net asset value of each share of each class of the funds is determined on such days and at such time as is set forth in the Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

          The value of a portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding fund is determined. The net asset value of a fund’s investment in the corresponding portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

          It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

          The securities held by a fund or portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or other conditions cause the market value (or deemed market value) of the securities held by the fund or portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund or portfolio would receive if the instrument were sold. For purposes of determining the extent of the deviation from amortized cost, in determining the market value of the securities held by a fund or portfolio, the fund will, to the extent permitted by the Staff of the Securities and Exchange Commission, deem those securities with remaining maturities of 60 days or less to have values equal to their values calculated using the amortized cost method, even if the actual market value of these securities is less than amortized cost.

          As noted above, should the deviation from amortized cost exceed 1/2 of 1% for a fund or portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund or portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

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          Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Taxes”. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

          It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

PORTFOLIO TRANSACTIONS

          The portfolios’ and the funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the portfolios or the funds during the past three fiscal years. The portfolios and the funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various dealers is determined by the subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable fund or portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a portfolio or fund may not necessarily be paying the lowest price available.

          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the portfolios and the funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the portfolios and the funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios or the funds could purchase in the underwritings.

          In certain instances there may be securities that are suitable as an investment for a fund or portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for the funds and the portfolios and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the funds and the portfolios. When purchases or sales of the same security for a fund or portfolio and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

          For funds in the Legg Mason Partners family of funds, each fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

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          LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

          Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar-quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

          The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

          Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

          The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the funds’ Board.

          The funds and portfolios typically disclose their complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors. However, as an exception to the funds’ and portfolios’ policy, as of the date of this SAI, the funds and portfolios are currently disclosing their complete portfolio holdings approximately 10 days after calendar month-end on that website, although the funds and portfolios may discontinue this practice in the future.

          Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds and portfolios, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

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Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for the funds and portfolios may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

          The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

38

THE TRUST

          The Trust is a business trust organized under the laws of the State of Maryland. Shares of the Trust are divided into separate series, including Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves and Cash Reserves, which are described in this SAI. Prior to April 16, 2007, the funds were series of CitiFunds Institutional Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to January 1, 2001, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, and Cash Reserves were called CitiFunds Institutional Liquid Reserves, CitiFunds Institutional U.S. Treasury Reserves, CitiFunds Institutional Tax Free Reserves, and CitiFunds Institutional Cash Reserves, respectively. Prior to January 2, 1998, Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves were called Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves and Landmark Institutional Tax Free Reserves, respectively. All references in this SAI to the activities of the funds are intended to include those of their respective predecessors, if any, unless the context indicates otherwise. References in this SAI to the Prospectuses are to the Prospectus dated December 31, 2008, as supplemented from time to time, of Tax Free Reserves, Class A shares of Liquid Reserves, Class A shares of U.S. Treasury Reserves and Class O shares of Citi Institutional Cash Reserves; the Prospectus dated December 31, 2008, as supplemented from time to time, of SVB Securities Liquid Reserves Shares of Liquid Reserves; and the Prospectus dated December 31, 2008, as supplemented from time to time, of SVB Securities Institutional Liquid Reserves Shares of Liquid Reserves.

          Each of the funds is a type of mutual fund called a “money market fund.” Tax Free Reserves is a “tax-exempt money market fund.” The net asset value of each fund’s shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See “Valuation of Shares”).

          The Trust. The Certificate of Trust to establish the Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was reorganized on April 16, 2007 as a series of CitiFunds Institutional Trust, a Massachusetts business trust.

          Each fund is an open-end, management investment company.

          Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (“the Declaration”). Some of the more significant provisions of the Declaration are described below.

          Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

          A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

          Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

          Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

          Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is

39

unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

          Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

          Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

          Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

          Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

          Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

          The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead Independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

          Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

          The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in

40

Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

          Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio, and Prime Cash Reserves Portfolio, in which Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, and Cash Reserves, respectively, invest, are series of Master Portfolio Trust, a Maryland business trust. The portfolios are also governed by Declarations of Trust similar to the funds’ Declaration. Whenever a vote is submitted to a portfolio’s investors, a fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

          A fund may add to or reduce its investment in the portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on each such business day, the value of each investor’s interest in the portfolio is determined by multiplying the net asset value of the portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, 12:00 noon, Eastern time, for Tax Free Reserves Portfolio and 5:00 p.m., Eastern time, for Prime Cash Reserves Portfolio, on the following business day of the portfolio.

TAXES

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a fund may have on their own tax situations.

          Each of the funds has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund’s gross income, the amount of fund distributions (as a percentage of a fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the fund’s portfolio assets. Provided all such requirements are met and all of a fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the fund. If a fund should fail to qualify as a regulated investment company for any year, the fund would incur a regular corporate federal and state income tax upon its taxable income and fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States.

          Investment income received by Liquid Reserves and Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves and Cash Reserves do not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves and Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves’ and Cash Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s and the Cash Reserves Portfolio’s assets ultimately invested within various countries.

          The portion of Tax Free Reserves’ distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the fund’s assets consists of tax-exempt securities at the close of each quarter of the fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal AMT, and all exempt-interest dividends may increase a corporate shareholder’s AMT. Unless the fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the fund of net investment income made during each fiscal year of the fund and may differ from the percentage of distributions consisting of tax-exempt interest in any

41

particular month. Shareholders are required to report exempt-interest dividends received from the fund on their federal income tax returns.

          Because each fund expects to earn primarily interest income, it is expected that no fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

LEGAL MATTERS

          Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the funds or their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed, and the parties await oral argument.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

          On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do

42

not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          The funds are not Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

43

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed and the parties await oral argument.

* * *

          The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

          The audited financial statements of Citi Institutional Liquid Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, and Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional Liquid Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006523).

          The audited financial statements of Citi Institutional U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, and Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional U.S. Treasury Reserves, are incorporated by reference into this SAI Filed on November 7, 2008; Accession Number 0000930413-08-006509).

          The audited financial statements of Citi Institutional Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, and Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Citi Institutional Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006513).

          The audited financial statements of Citi Institutional Cash Reserves (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), and of Prime Cash Reserves Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two-year period ended August 31, 2008, and Financial Highlights for each of the years in the five-year period ended August 31, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of Citi Institutional Cash Reserves, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006518 ).

44

APPENDIX A

DESCRIPTIONS OF RATINGS OF MUNICIPAL OBLIGATIONS

          The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

          Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

          Aaa-Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

          Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

          A-Obligations rated A are considered upper-medium grade and are subject to low credit risk.

          Baa-Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

          Ba-Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

          B-Obligations rated B are considered speculative and are subject to high credit risk.

          Caa-Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

          Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

          C-Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

          Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

          Municipal Long-Term Rating Definitions:

          Aaa-Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Aa-Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          A-Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Baa-Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Ba-Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          B-Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Caa-Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Ca-Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          C-Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

          There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-”MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

          MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

          MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

          SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

          In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

          VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

          Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

          P-1-Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

          P-2-Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

          P-3-Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

          NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

          Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

          Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

          Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

          AAA-An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

          AA-An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

          A-An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

          BBB-An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          BB, B, CCC, CC, and C-Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB-An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          B-An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

          CCC-An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC-An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

          C-A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D-An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

          N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

          Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

          A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

          A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

          A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

          C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Active Qualifiers (Currently applied and/or outstanding)

          i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

          p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

          pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

          pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

          t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

          unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

          A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          —Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

          —Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:

          SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

          Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

          International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

          AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A-High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

          BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

          CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

          CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

          C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

          RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

          D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

          Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

          Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

          Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

          The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

          F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

          F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

          Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

          The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

          Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

          Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

          Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

          Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

          Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

          ‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

          ‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

          ‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B

Western Asset Management Company
Proxy Voting Policies and Procedures

BACKGROUND

          Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

          In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

POLICY

          Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

Responsibility and Oversight

          The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

          Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

          Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

          Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

          Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

	1.	Issuer name;

	2.	Exchange ticker symbol of the issuer’s shares to be voted;

	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

	4.	A brief identification of the matter voted on;

	5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

          Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

          Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

          All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

          Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

          Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

          The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

          SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

          Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

          In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Filed under Rule 497(c)
File Nos. 33-49552
811-6740

December 31, 2008

Legg Mason Partners Institutional Trust

Citi SM Institutional Enhanced Income Fund

55 Water Street
New York, New York 10041
(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus, dated December 31, 2008, as supplemented from time to time, for Citi Institutional Enhanced Income Fund (the “fund”), and is incorporated by reference in its entirety into such Prospectus. This SAI incorporates by reference financial statements that can be found in the fund’s Annual Reports to Shareholders. An investor may obtain copies of the fund’s Prospectus and Annual Report without charge by contacting a service agent (as defined below), or by writing or calling the fund at the address or phone number set forth above.

          As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund effective April 16, 2007. The fund is a series of Legg Mason Partners Institutional Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of the fund’s predecessor.

          Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the fund and portfolio (as defined below) and provides certain oversight services to the fund and the portfolio. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund and portfolio as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

          Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, is the fund’s sole and exclusive distributor. Shares of the fund are continuously offered by the distributor and may be purchased from the distributor, or from banks, brokers, dealers, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “service agent”). The distributor and service agents may receive fees from the fund pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

          The Trust invests all of the investable assets of the fund in Institutional Enhanced Portfolio (the “portfolio”), a series of Master Portfolio Trust, a Maryland business trust. “Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of the fund. Legg Mason and its affiliates, including the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

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MASTER/FEEDER STRUCTURE

          The fund utilizes a master/feeder structure by investing all of its investable assets in Institutional Enhanced Portfolio (the “portfolio”). The portfolio is a an open-end management investment company. The portfolio has the same investment objective and policies as the fund.

          The Trustees of the Trust believe that the aggregate per share expenses of the fund and portfolio will be less than or approximately equal to the expenses that the fund would incur if the assets of the fund were invested directly in the types of securities held by the portfolio. The fund may withdraw its investment in the portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If the fund were to withdraw its investment in the portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If the fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

          The portfolio may change its investment objective, policies and restrictions without approval by its investors, but it will notify the fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the fund to withdraw its investment in the portfolio.

          The portfolio, as a series of a Maryland business trust, is not required to hold and have no intention of holding annual meetings of investors. However, when the portfolio is required to do so by law or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When the fund is asked to vote on matters concerning the portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

          The portfolio may sell interests to investors in addition to the fund. These investors may be funds which offer shares to their shareholders with different costs and expenses than the fund. Therefore, the investment returns for all investors in funds investing in the portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

          Information about other holders of interests in the portfolio is available from LMIS.

          The fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, the fund invests all or a portion of its assets in multiple investment companies.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Investment Objective

          The investment objective of the fund is to provide shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

          The Trust seeks to achieve the investment objective of the fund by investing all of its assets in the portfolio. The portfolio has the same investment objective and policies as the fund.

          Since the investment characteristics of the fund will correspond directly to those of the portfolio, the following applies to both the fund and the portfolio, as applicable, and references to the fund or the portfolio refers to its corresponding portfolio or fund, unless the context shall otherwise require.

          The fund may withdraw its investment from the portfolio at any time, if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the fund’s shareholders to do so. If the fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the investment policies described below.

          The investment objective of the portfolio may be changed without the approval of its investors.

          The portfolio invests primarily in money market instruments and other short-term debt securities denominated in U.S. dollars. The portfolio’s investments may include obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers; commercial paper, including mortgage and asset-backed commercial paper; other mortgage- and asset-backed securities, including collateralized mortgage obligations; obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

          The fund and the portfolio may invest in structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. The fund does not intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk but these derivatives may not perform as intended.

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INVESTMENT PRACTICES AND RISK FACTORS

          The fund’s and the portfolio’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund and the portfolio, and contains more information about the various types of securities in which the fund and the portfolio may invest and the risks involved in such investments. Under the 1940 Act, the fund is classified as “diversified,” although all of its assets are invested in the portfolio. A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

          Bank Obligations. The portfolio may, from time to time, invest in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Up to 25% of the portfolio’s assets may be invested at any time in dollar-denominated obligations of domestic and foreign banks, including a U.S. branch of a foreign bank or a non-U.S. branch of a U.S. bank.

          The portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the portfolio at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

          Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the portfolio’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

          U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          The portfolio limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The portfolio does not purchase any bank obligation of any affiliate of the subadviser.

          Since the portfolio may hold investments in non-U.S. bank obligations, an investment in the portfolio involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

          The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval,

5

these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, the portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

          U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

          Non-U.S. banks in whose obligations the portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

          Non-U.S. Government Obligations. The portfolio may invest in obligations of, or guaranteed by, non-U.S. governments. The portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in “Bank Obligations” above in connection with the purchase of non-U.S. bank obligations.

          Corporate Debt Obligations. The portfolio may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

          Bonds, notes and debentures in which the portfolio may invest may differ in interest rates, maturities, and times of issuance. The market value of the portfolio’s corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

          Commercial Paper. The portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

          Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. See also “Asset Backed Securities” below.

          U.S. Government Obligations. The portfolio may invest in obligations of, or guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored entities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes that have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. For example, the fund may invest in securities that are issued by the Federal National Mortgage

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Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury. Although the U.S. government has provided financial support to FNMA and FHLMC, there can be no assurance that it will support these government-sponsored enterprises in the future.

          Repurchase Agreements. The portfolio may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans by the fund to the seller under the 1940 Act. All repurchase agreements entered into by the portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the portfolio or its custodian or sub-custodian shall have control of the collateral, which the subadviser believes will give the portfolio a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement the portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the portfolio. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement. The portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 10% of the fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

          Reverse Repurchase Agreements. A reverse repurchase agreement is a transaction in which the portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the portfolio agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the portfolio received when it sold the instrument, representing the equivalent of an interest payment by the portfolio for the use of the cash.

          The portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes.

          Reverse repurchase agreements have the characteristics of borrowing and are a form of leverage. As a result, the use of reverse repurchase agreements by the portfolio may exaggerate any interim increase or decrease in the value of the portfolio’s assets.

          At the time the portfolio enters into a reverse repurchase agreement, it will set aside cash or other appropriate liquid securities with a value at least equal to the portfolio’s obligation under the agreements. A portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Although a qualifying reverse repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the portfolio’s exercising its rights under the agreement.

          Asset-Backed Securities. The portfolio may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the fund, since the fund may be forced to reinvest any pre-paid principal in lower yielding securities.Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the portfolio may invest in other asset-backed securities.

          Mortgage-Backed Securities. The portfolio may invest in mortgage-backed securities (“MBS”) issued by government or private issuers. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the portfolio purchases such a security

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at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the portfolio are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

          The portfolio may invest in MBS that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPVs”) or structured investment vehicles (“SIVs”)) and other entities that acquire and package mortgage loans for resale as MBS.

          Unlike MBS issued or guaranteed by the U. S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

          In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

          The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

          Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

          Collateralized Mortgage Obligations. The portfolio may invest in collateralized mortgage obligations (“CMOs”). CMOs, a type of mortgage-backed security, are bonds that represent claims to specific cash flows from large pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests, known as tranches, according to a complicated deal structure. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates (ranging from a few months to twenty years). CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subjected to this prepayment risk, but also exposed to significant market and liquidity risks.

          Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the portfolio and not to the purchase of shares of the portfolio. Such securities, which are ownership interests in the underlying

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mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters. The guaranteed mortgage pass-through securities in which the portfolio may invest may include those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

          “When-Issued” Securities. The portfolio may purchase securities on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place beyond customary settlement time (but normally within 45 days after the date of the fund’s or portfolio’s commitment to purchase). Although the portfolio will only make commitments to purchase “when-issued” or “forward delivery” securities with the intention of actually acquiring them, the portfolio may sell these securities before the settlement date if deemed advisable by the subadviser.

          Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of a portfolio consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the portfolio’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the portfolio’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the portfolio’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the portfolio’s payment obligations). An increase in the percentage of the portfolio’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

          Structured Instruments. The portfolio may invest in structured instruments that have been structured typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which the portfolio holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the portfolio’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the portfolio may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

          Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund or portfolio.

          Lending of Securities. Consistent with applicable regulatory requirements and in order to generate income, the portfolio may lend its securities to broker/dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (“NYSE”) (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by the fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and the a percentage of the income payable to lending agent). Where the borrower provides the portfolio with collateral other than cash, the borrower is also obligated to pay the portfolio a fee for use of the borrowed securities. The portfolio would not, however, have the right to vote any

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securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the portfolio could suffer loss if the loan is terminated and the portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the portfolio does lend securities, it is not intended that the value of the securities loaned by the portfolio would exceed 33 1/3% of the value of its net assets.

          Private Placements and Illiquid Investments. The portfolio may invest up to 15% of its net assets in securities for which there is no readily available market. If, due to subsequent fluctuations in value or any other reasons, the value of the portfolio’s illiquid securities exceeds this percentage limitation, the portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the portfolio to sell them promptly at an acceptable price.

          Exchange Controls and Non-U.S. Withholding Taxes. The portfolio does not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the portfolio’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the portfolio’s investments, the effect may be to reduce the income received by the portfolio on such investments or to prevent the portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

          Defensive Investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Commodity Exchange Act Registration

          The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund and portfolio are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

INVESTMENT POLICIES

          Each of the fund and the portfolio has adopted the following fundamental investment policies. Fundamental investment policies may not be changed with respect to the fund or portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the fund or portfolio, defined under the 1940 Act as the lesser of (i) 67% or more of the voting power of the fund or portfolio present at a meeting, if holders of more than 50% of the voting power of the fund or portfolio are present or represented by proxy, or (ii) more than 50% of the voting power of the fund or portfolio. The Board may change non-fundamental restrictions at any time.

          Whenever the fund is requested to vote on a change in the fundamental investment policies of the portfolio, the fund will either call a meeting of its shareholders and will vote its shares in the portfolio in accordance with instructions it receives from its shareholders or vote its shares in the portfolio in the same proportion as the vote of all other investors in the portfolio.

          If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restrictions.

          Each of the fund’s and portfolio’s investment objective is non-fundamental.

Fundamental Investment Policies

                    Each of the fund’s and portfolio’s fundamental policies are as follows:

          (1) The fund or portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (2) The fund or portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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          (3) The fund or portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (4) The fund or portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (5) The fund or portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (6) The fund or portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

          (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund or portfolio may not make any investment if, as a result, the fund’s or portfolio’s investments will be concentrated in any one industry.

          With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund and portfolio do not contemplate borrowing money for leverage, but if the fund or portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund or portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit the fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund or portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund or portfolio may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit the fund’s or portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the

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income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund or portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit the fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit the fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the fund and portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit the fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit the fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

          With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund and portfolio as to how to classify issuers within or among industries.

          The fund’s and portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

          The fund and the portfolio are each currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s or portfolio’s total assets would be invested in securities of that

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issuer, or (b) a fund or portfolio would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund or portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

MANAGEMENT

          The business and affairs of each of the fund and the portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and the portfolio and who execute policies authorized by the Board.

          The current Trustees, including the Trustees of the fund and the portfolio who are not “interested persons” of the fund and the portfolio (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of the fund and the portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002-2007) and Director, Alzheimer’s Association (New England Chapter) (1998-2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	68

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68

Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None

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Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee and Officer:

R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or the “manager” and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	148	Former trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004). Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (from 1996-2005)

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessor (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

          Officers of the fund and the portfolio receive no compensation from the fund or portfolio, although they may be reimbursed by the fund and the portfolio for reasonable out-of-pocket travel expenses for attending Board meetings.

          The Board has four standing Committees: the Audit Committee, the Nominating and Governance Committee (referred to as the Nominating Committee), the Investment and Performance Committee (referred to as the Performance Committee) and the Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

          The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

          The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

          The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

          •          whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

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• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

          •          the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

          The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

          The Pricing Committee is charged with determining the fair value prices for securities when required.

          The portfolio is also governed by a Board, which has the same committees as the fund’s Board.

          The Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on boards of Legg Mason Partners funds. The Board met 11 times during the fund’s and portfolio’s last fiscal year. The Audit, Nominating, Performance and Pricing Committees are recently established committees of this Board and met 4, 4, 6 and 12 times, respectively, during the fund’s and portfolio’s last fiscal year.

          The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee

Independent Trustees

Elliott J. Berv	None	None

A. Benton Cocanougher	None	Over $100,000

Jane F. Dasher	None	Over $100,000

Mark T. Finn	None	Over $100,000

Rainer Greeven	None	$10,001-$50,000

Stephen Randolph Gross	None	None

Richard E. Hanson, Jr.	None	Over $100,000

Diana R. Harrington	None	$10,001-$50,000

Susan M. Heilbron	None	$10,001-$50,000

Susan B. Kerley	None	Over $100,000

Alan G. Merten	None	Over $100,000

R. Richardson Pettit	None	Over $100,000

Interested Trustee

R. Jay Gerken	None	Over $100,000

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          As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, subadviser or distributor of the fund.

          Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

          The fund pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, $2,500 for each committee meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

          The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year Ended August 31, 2008	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund and Fund Complex Paid to Trustee(1)	Number of Funds in Fund Complex Overseen by Trustee

Independent Trustee
Elliott J. Berv	$31	(1)	$506,630	68
A. Benton Cocanougher	34	(1)	725,864	68
Jane F. Dasher	69	$0	202,625	68
Mark T. Finn	31	(1)	505,579	68
Rainer Greeven	31	0	188,500	68
Stephen Randolph Gross	32	(1)	529,413	68
Richard E. Hanson, Jr.	31	0	192,775	68
Diana R. Harrington	33	(1)	556,295	68
Susan M. Heilbron	31	0	190,500	68
Susan B. Kerley	31	(1)	417,484	68
Alan G. Merten	31	(1)	604,757	68
R. Richardson Pettit	31	(1)	620,476	68

Interested Trustee
R. Jay Gerken(2)	0	0	0	149

(1)

Pursuant to prior retirement plans, certain Trustees received aggregate retirement benefits from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Under the retirement plans, these benefits were paid in 2007 in a lump sum (calculated on a net present value basis). Certain funds previously overseen by these Trustees paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed applicable funds an amount equal to 50% of these benefits. The portions of these benefits paid by the fund complex and, if applicable, the fund for the periods shown above are included in the table.

(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

          As of December 1, 2008, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of the fund.

          As of December 1, 2008, to the knowledge of the fund, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of Class I of the fund:

Shareholder Name and Address	Percentage of Shares
MAC & CO A/C BSNF0427032 FBO BON SECOURS HEALTH SYSTEMS ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	96.98%

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

          LMPFA serves as investment manager and provides administrative and certain oversight services to each of fund and the portfolio pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as investment manager of other Legg Mason-sponsored funds. As of September 30, 2008, LMPFA’s total assets under management were approximately $198.8 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $841.9 billion.

          The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a sub-advisory agreement, as described below.

          As compensation for services performed, facilities furnished and expenses assumed by the manager, each of the fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of the fund or portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s and portfolio’s transfer agents, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s and portfolio’s existence; and (v) maintaining the registration or qualification of the fund’s and portfolio’s shares under federal and state laws.

          Each Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a vote of a majority of the outstanding voting securities of such fund or portfolio (as defined in the 1940 Act), and (b) in either case, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

          Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund or portfolio on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

          Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its duties or reckless disregard of its obligation and duties under the Management Agreement.

          Prior to August 1, 2006, CFM, which became a wholly-owned subsidiary of Legg Mason in December 2005, served as the manager of the fund and the portfolio.

          Subject to such policies as the Board of the portfolio or the fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for the fund and the portfolio. Currently, advisory services for the fund are provided through the portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to the fund. In addition, the manager provides certain administrative services the fund and the portfolio under the Management Agreements.

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          The Management Agreement of the fund provides for the payment of a fee at an annual rate of 0.15% of the fund’s average daily net assets less the amount, if any, of the fund’s share of the management fees payable by the portfolio. The manager may reimburse the fund for fund expenses or waive all or a portion of its management fees.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by the fund to the manager, and to its affiliate, the subadviser, after waivers, were $0. For the fiscal year ended August 31, 2007, the aggregate fees paid by the fund to the manager, and to its affiliate, the subadviser, after waivers, were $0. For the fiscal year ended August 31, 2006, the aggregate fees paid by the fund to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $0.

          For the fiscal year ended August 31, 2008, the aggregate fees paid by the portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $14,409. For the fiscal year ended August 31, 2007, the aggregate fees paid by the portfolio to the manager, and to its affiliate, the subadviser, after waivers, were $48,006. For the fiscal year ended August 31, 2006, the aggregate fees paid by the portfolio to the manager, and to its affiliates, the subadviser and CFM, after waivers, were $32,767.

Subadviser

          Western Asset provides the day-to-day portfolio management for the fund and portfolio as subadviser, pursuant to a sub-advisory agreement with to such fund or portfolio (each, a “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2008, total assets under management by Western Asset and its supervised affiliates were approximately $585.5 billion.

          Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s or portfolio’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

          Each Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually with respect to the fund or portfolio (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

          The Board or a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ or less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Sub-Advisory Agreement except with the subadviser’s consent.

          The Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

          As compensation for its services, including the services of any consultants retained by the subadviser, the manager pays to the subadviser out of the management fee the manager receives from the fund or portfolio a fee equal to 70% of the management fee, net of expense waivers and reimbursements.

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PORTFOLIO MANAGER

          The following table set forth certain additional information with respect to the portfolio managers of the fund and the portfolio. Unless noted otherwise, all information is provided as of August 31, 2008.

Other Accounts Managed by the Portfolio Manager

          The table below identifies, for each portfolio manager, the number of accounts (other than the fund and the portfolio with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech	115 registered investment companies with $120.2 billion in total assets under management	273 other pooled investment vehicles with $235.6 billion in total assets under management	1,009 other accounts with $269.3 billion in total assets under management*

Stephen A. Walsh	115 registered investment companies with $120.2 billion in total assets under management	273 other pooled investment vehicles with $235.6 billion in total assets under management	1,009 other accounts with $269.3 billion in total assets under management*

Kevin Kennedy	3 registered investment companies with $45.6 billion in total assets under management	12 other pooled investment vehicles with $101.0 billion in total assets under management	34 other accounts with $4.6 billion in total assets under management

Martin Hanley	3 registered investment companies with $45.6 billion in total assets under management	12 other pooled investment vehicles with $101.0 billion in total assets under management	34 other accounts with $4.6 billion in total assets under management

*	Includes 95 accounts managed, totaling $27.8 billion, for which advisory fee is performance based.

Portfolio Manager Compensation

          The subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

          In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account although relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

          Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

          Potential conflicts of interest may arise when the fund’s or portfolio’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

          The manager, the subadviser, the fund and the portfolio have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that they employ. For example,

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the manager and the subadviser each seeks to minimize the effects of competing interests on the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser also have adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser, the fund and the portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

          Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

          Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

          Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

          Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

          Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s advisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

          Related Business Opportunities. The investment manager, subadviser or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

          The table below identifies ownership of fund securities by the portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund

S. Kenneth Leech	None

Stephen A. Walsh	None

Kevin Kennedy	None

Martin Hanley	None

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Expenses

          In addition to amounts payable under the Management Agreements and, with respect to the fund, the 12b-1 Plan (as discussed below), each of the fund and the portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund or portfolio; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s or portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s or portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s or portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or the portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof; meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

          Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the fund’s and portfolio’s Prospectuses. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class, or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

          A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily foregone or reimbursed by the manager to the fund or portfolio during the same fiscal year if the fund’s or portfolio’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund or portfolio, in the fund’s or portfolio’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

          LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 serves as the fund’s sole and exclusive distributor pursuant to a written agreement (the “Distribution Agreement”).

          For the period from December 1, 2005 to November 30, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, served as the fund’s co-distributor, along with LMIS. Prior to December 1, 2005, CGMI served as the fund’s distributor.

          Under the Distribution Agreement, the distributor is appointed as exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold.

          The Distribution Agreement is renewable from year to year, with respect to the fund, if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

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          The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

          LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

          The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.10% of the average daily net assets of the fund attributable to Class I shares of the fund and not to exceed 0.25% of the average daily net assets of the fund attributable to Class Y shares of the fund. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

          Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the fund, for distribution services and for preparation, printing, and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. The fund also may make payments to the distributor and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

          Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the applicable 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

          The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits, or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

          Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

          For the fiscal year ended August 31, 2006, after waivers, Class I shares of the fund did not pay any fees to LMIS and CGMI under its 12b-1 Plan. For the fiscal year ended August 31, 2007, after waivers, Class I shares of the fund did not pay any fees to LMIS and CGMI under its 12b-1 Plan. For the fiscal year ended August 31, 2008, after waivers, Class I shares of the fund did not pay any fees to LMIS and CGMI under its 12b-1 Plan. As of the date of this SAI, Class Y shares were not operational.

Dealer Commissions and Concessions

          From time to time, the distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

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Code of Ethics

          Pursuant to Rule 17j-1 of the 1940 Act, each of the fund, the portfolio and their manager, subadviser and distributor has adopted a Code of Ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund or portfolio. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

          Copies of the Codes of Ethics of the fund, the portfolio and their manager, subadviser and distributor are on file with the SEC.

Proxy Voting Policies & Procedures

          Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

          LMPFA delegates the responsibility for voting proxies for the fund and portfolio, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund or the portfolio. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund or portfolio, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund and portfolio as required for the fund and portfolio to comply with applicable rules under the 1940 Act.

          The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how the fund and portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Counsel

          Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the fund and portfolio.

          Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

          KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the portfolio’s and the fund’s financial statements and financial highlights for the fiscal year ending August 31, 2008.

Custodian and Transfer Agent

          State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund and the portfolio. State Street, among other things, maintains a custody account or accounts in the name of the fund and the portfolio; receives and delivers all assets for the fund and the portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund and the portfolio; and makes disbursements on behalf of the fund and the portfolio. State Street neither determines the fund’s or the portfolio’s investment policies, nor decides which securities the fund or the portfolio will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund and the portfolio may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s and the portfolio’s securities lending agent and in that case would receive a share of the income generated by such activities.

          The fund has entered into a transfer agency agreement with Boston Financial Data Services, Inc. (“BFDS”), pursuant to which BFDS acts as the transfer agent. The principal business office of BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

          Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these

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services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

PURCHASE OF SHARES

General

          Investors may purchase shares from a service agent. In addition, certain investors may purchase shares directly from the fund. The fund offers two classes of shares, Class I and Class Y.

          For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

Class I Shares

          You may purchase Class I shares of the fund at a public offering price equal to the applicable net asset value per share. Class I shares are subject to an annual distribution/service fee of up to 0.10%. See “Distributor.”

Class Y Shares

          You may purchase Class Y shares of the fund at a public offering price equal to the applicable net asset value per share. Class Y shares are subject to an annual distribution/service fee of up to 0.25%. See “Distributor.”

REDEMPTION OF SHARES

General

          The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

          If a shareholder holds shares in more than one class, any request for redemption must specify, among other things, the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

          The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

          The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

          Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

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Involuntary Redemption of Shares

          Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the fund (for example, in the case of a market timer). See “Issuance and Redemption of Shares”.

EXCHANGE PRIVILEGE

General

          The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

          The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the Prospectus.

          During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

          Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

          The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a service agent, their service agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

          The net asset value of each share of each class of the fund is determined on such days and at such time as is set forth in the Prospectus. Net asset value is calculated for each class of the fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

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          The value of the portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the fund is determined. The net asset value of the fund’s investment in the portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

          Short-term obligations (maturing in 60 days or less) are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the portfolio would receive if the instrument were sold.

          Interest income on long-term obligations held for the portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

          The Prospectus contains further information about the valuation of the portfolio’s assets.

PORTFOLIO TRANSACTIONS

          The portfolio’s and the fund’s purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the portfolio or the fund during the past three fiscal years. The portfolio and the fund do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various dealers is determined by the subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the portfolio or fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the portfolio or fund may not necessarily be paying the lowest price available.

          The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the portfolio and the fund may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the portfolio and the fund from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolio or the fund could purchase in the underwritings.

          In certain instances there may be securities that are suitable as an investment for the fund or portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and the portfolio and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund and the portfolio. When purchases or sales of the same security for the fund or portfolio and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

          For funds in the Legg Mason Partners family of funds, each fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be

31

shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

          LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

          Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar-quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

          The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

          Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

          The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the fund’s Board.

          The fund and the portfolio typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

          Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the fund and the portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

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Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co.
(Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services
(Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

          Portfolio holdings information for the fund and the portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.
          The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

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THE TRUST

          The Trust is a business trust organized under the laws of the State of Maryland. Shares of the Trust are divided into separate series, including the fund. Prior to April 16, 2007, the fund was a series of CitiFunds Institutional Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. All references in this SAI are intended to include the fund’s predecessor, unless the context indicates otherwise. References in this SAI to the Prospectus are to the Prospectus, dated December 31, 2008, as supplemented from time to time, for Class I and Y shares of Citi Institutional Enhanced Income Fund.

          The Trust. The Certificate of Trust to establish the Trust was filed with the State of Maryland on October 4, 2006. On April 16, 2007, the fund was redomiciled as series of the Trust. Prior thereto, the fund was a series of CitiFunds Institutional Trust, a Massachusetts business trust. The fund is an open-end, management investment company.

          The fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (the “Declaration”). Some of the more significant provisions of the Declaration are described below.

          Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

          The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

          Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

          Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

          Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

          Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

          Small Accounts. The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

          Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes.

34

The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

          Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

          Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

          The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead Independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

          Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

          The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

          The master fund (called a portfolio) in which the fund invests is a series of Master Portfolio Trust, a Maryland business trust and is also governed by a Declaration of Trust similar to the fund’s Declaration. Whenever a vote is submitted to the portfolio’s investors, the fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, the fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

          The fund may add to or reduce its investment in the portfolio on each business day. At 4:00 p.m., Eastern time, on each such business day, the value of each investor’s interest in the portfolio is determined by multiplying the net asset value of the portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the portfolio effective for that day. Any

35

additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of 4:00 p.m., Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio.

          The percentage so determined is then applied to determine the value of the investor’s interest in the portfolio as of 4:00 p.m., Eastern time, on the following business day of the portfolio.

TAXES

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the fund may have on their own tax situations.

Taxation of the Fund

          The fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund’s gross income, the amount of fund distributions, and the composition of the fund’s portfolio assets. Provided all such requirements are met and all of the fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a regulated investment company for any year, the fund would incur a regular corporate federal and state income tax upon its taxable income and fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States. As long as it qualifies as a regulated investment company under the Code, the fund will not be required to pay any Massachusetts income or excise taxes.

               As of August 31, 2008, the fund had the following net capital loss carryforward remaining:

Year	Amount

8/31/2015	$(286,474)

8/31/2016	(148)

Taxation of Shareholders

          Taxation of Distributions. Shareholders of the fund will generally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the fund. Any distributions from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Because the fund does not expect to receive dividends from U.S. corporations, it is expected that no fund dividends will qualify for the dividends received deduction for corporations. For the same reason, the fund does not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates for non-corporate shareholders. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. If any dividend or distribution is declared in October, November or December of any calendar year and payable to shareholders of record in such a month, but is actually paid during the following January, such dividend or distribution will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

          Any fund distribution of net capital gain or net short-term capital gain will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          Although shareholders of the fund generally will have to pay state and local income taxes on the dividends and capital gain distributions they receive from the fund, distributions of the fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but not generally capital gains realized upon the dispositions of such obligations) may be exempt from state and local income taxes. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

36

          Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

          Foreign Income Taxes. Investment income received by the fund from non-U.S. investments may be subject to foreign income taxes withheld at the source; the fund does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the fund to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine the fund’s effective rate of foreign tax in advance since that rate depends upon the proportion of the portfolio’s assets ultimately invested within various countries.

          Non-U.S. Persons. The fund will generally withhold federal income tax at the rate of 30% on taxable dividends and other payments subject to such withholding taxes that are made to persons who are neither citizens nor residents of the United States. The fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the fund. For fund taxable years beginning before January 1, 2010, the fund will not withhold with respect to dividends designated as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The fund does not expect to designate any dividends as interest-related dividends or short-term capital gain dividends. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          Backup Withholding. The fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any such shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on persons who are neither citizens nor residents of the United States described in the preceding paragraph.

LEGAL MATTERS

          Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

          On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

          On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act,

37

against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the funds or their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

          On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed, and the parties await oral argument.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

          On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

          The fund is not an Affected Fund and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the

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SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

          On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

          On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

          The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

          In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed and the parties await oral argument.

* * *

          The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

          The audited financial statements of Citi Institutional Enhanced Income Fund (Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the period ended August 31, 2008, Statement of Changes in Net Assets for each of the years or periods in the two-year period then ended and Financial Highlights for each of the years in the three-year period then ended and the period from September 23, 2004 (commencement of operations) to August 31, 2005, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), and of the Institutional Enhanced Portfolio (Schedule of Investments as of August 31, 2008, Statement of Assets and Liabilities as of August 31, 2008, Statement of Operations for the year ended August 31, 2008, Statement of Changes in Net Assets for the two years ended August 31, 2008, Financial Highlights for each of the years in the five-year period ended August 31, 2008 and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this SAI (Filed on November 7, 2008; Accession Number 0000930413-08-006535).

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APPENDIX A

Western Asset Management Company
Proxy Voting Policies and Procedures

BACKGROUND

          Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

          In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

POLICY

          Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

Responsibility and Oversight

          The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

          Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy

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Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

          Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

          Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

          Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

	1.	Issuer name;

	2.	Exchange ticker symbol of the issuer’s shares to be voted;

	3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

	4.	A brief identification of the matter voted on;

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5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

          Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

          Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

          All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

          Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

          Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

          The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

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d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

          SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

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2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

          Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

          In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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